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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RCM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:
Justin W. Chairman, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5061	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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RCM Technologies, Inc. 2500 McClellan Avenue Pennsauken, NJ 08109 Tel: 856.356.4500 Fax: 856.356.4600 www.rcmt.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 5, 2013

To the Stockholders of RCM Technologies, Inc.:

        The 2013 Annual Meeting of Stockholders (including any adjournment, postponement, continuation or rescheduling thereof, the "2013 Annual Meeting") of RCM Technologies, Inc., a Nevada corporation ("us," "we," "our," "RCM" or the "Company"), will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on Thursday, December 5, 2013, at 6:00 p.m. local time, for the following purpose:

          1.     To elect two (2) persons to serve as directors of RCM, each to serve until our next annual meeting or until their successors have been duly elected and qualified. Our nominees for election to your Board of Directors are named in the attached proxy statement, which is a part of this notice;

          2.     To ratify our Audit Committee's selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 28, 2013;

          3.     To conduct an advisory vote to approve the compensation of our named executive officers for 2012;

          4.     To conduct an advisory vote to approve the frequency of future advisory votes to approve the compensation of our named executive officers;

          5.     To consider a non-binding stockholder proposal requesting that your Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards (if the proposal is introduced at the 2013 Annual Meeting); and

          6.     To transact such other business as may properly come before the 2013 Annual Meeting.

        All stockholders are cordially invited to attend the 2013 Annual Meeting in person. We have fixed October 18, 2013 as the record date for determining the stockholders entitled to vote at the 2013 Annual Meeting. You are not entitled to notice of, or to vote at, the 2013 Annual Meeting if you were not a stockholder of record at the close of business on that date.

        In selecting the director nominees that we are proposing for election in the attached proxy statement, your Board has focused on selecting experienced, independent Board candidates who will work together constructively with a focus on operational excellence, financial strength and stockholder value. Your Board is pleased to nominate for election as directors the two (2) persons named in Proposal No. 1 in the attached proxy statement and on the enclosed WHITE proxy card. We believe our two (2) director nominees, Robert B. Kerr and Michael E.S. Frankel, have the integrity, knowledge, breadth of relevant and diverse experience and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate and to deliver value to our stockholders.

        Your VOTE is important to the future of RCM and it is important that your shares be represented. Therefore, even if you presently plan to attend the 2013 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed WHITE proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. Most of our stockholders hold their shares in "street name" through brokers, banks and other nominees and may choose to vote their shares by telephone or internet instead of using the enclosed WHITE proxy card. If you wish to vote by telephone or internet, please follow the instructions on your WHITE proxy card. If you do attend the 2013 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

        As you may be aware, we have received notice from an investor group led by IRS Partners No. 19, L.P., a Delaware limited partnership ("IRS No. 19"), which owns approximately 13.3% of RCM's common stock, expressing the intention on behalf of itself and other members of its group (collectively, the "IRS No. 19 Group") to nominate two (2) nominees for election as directors, as well as submit certain stockholder proposals for approval, at the 2013 Annual Meeting in opposition to the two (2) highly-qualified and experienced director candidates your Board has nominated. We do not endorse the election of any of such nominees as director, and we do not endorse any such stockholder proposal. You may receive proxy solicitation materials from the IRS No. 19 Group or other persons or entities affiliated with the IRS No. 19 Group, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the IRS No. 19 Group contained in any proxy solicitation materials filed or disseminated by the IRS No. 19 Group or any other statements that they may otherwise make.

        Your Board strongly urges you NOT to sign or return any proxy card or voting instruction form that the IRS No. 19 Group may send to you, even as a protest vote against the IRS No. 19 Group or the IRS No. 19 Group's nominees. Even a "WITHHOLD" vote with respect to the IRS No. 19 Group's nominees on its proxy card will cancel any previously submitted WHITE proxy card. If you do sign a proxy card sent to you by the IRS No. 19 Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

        YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD. YOUR BOARD ALSO RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3, AND FOR "ONE YEAR" AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 4).

        YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 5.

        Please read the attached proxy statement, as it contains important information you need to know to vote at the 2013 Annual Meeting.

        If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: MacKenzie Partners, Inc., toll-free at (800) 322-2885.

By Order of the Board of Directors,

Kevin D. Miller Secretary

Pennsauken, New Jersey
October 30, 2013

If you have questions, require assistance with voting your WHITE proxy card or need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
 TOLL-FREE (800) 322-2885

RCM TECHNOLOGIES, INC.
2500 McClellan Avenue, Suite 350
Pennsauken, New Jersey 08109-4613

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS
To be held on December 5, 2013

        This proxy statement is being furnished by the Board of Directors (the "Board") of RCM Technologies, Inc. ("us," "we," "our," "RCM" or the "Company") in connection with the solicitation of proxies for our 2013 Annual Meeting of Stockholders (including any adjournment, postponement, continuation or rescheduling thereof, the "2013 Annual Meeting"). The 2013 Annual Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 5, 2013, at 6:00 p.m. local time. This proxy statement, the notice of the 2013 Annual Meeting and the accompanying WHITE proxy card and our annual report on Form 10-K for the fiscal year ended December 29, 2012 are being made available to stockholders beginning on or about October 31, 2013. This proxy statement contains important information about the business matters that will be voted on at the 2013 Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

        We sent you this proxy statement because your Board is soliciting your proxy to vote at the 2013 Annual Meeting. This proxy statement summarizes the information you need to vote at the 2013 Annual Meeting. You do not need to attend the 2013 Annual Meeting to vote your shares of RCM's common stock. Please read this proxy statement, as it contains important information you need to know to vote at the 2013 Annual Meeting.

What proposals will be voted on at the 2013 Annual Meeting?

        At the 2013 Annual Meeting, you will be asked to consider and vote on the following:

  •
  The election of two (2) person to serve as directors of RCM until our next annual meeting and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

  •
  The ratification of the selection by our Audit Committee of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 28, 2013 (Proposal No. 2);

  •
  An advisory resolution approving the compensation of our named executive officers for 2012 (Proposal No. 3);

  •
  An advisory resolution approving the frequency of future advisory votes to approve the compensation of our named executives officers (Proposal No. 4);

  •
  A non-binding stockholder proposal requesting that your Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards (if the proposal is introduced at the meeting) (Proposal No. 5); and

  •
  Any other matters, if any, as may properly be brought before the 2013 Annual Meeting.

When and where will the 2013 Annual Meeting be held?

        The 2013 Annual Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 5, 2013, at 6:00 p.m. local time.

Will there by a proxy contest for the election of directors at the 2013 Annual Meeting?

        We have received a notice from IRS Partners No. 19, L.P., a Delaware limited partnership ("IRS No. 19"), which owns approximately 13.3% of RCM's common stock, expressing the intention on behalf of itself and other members of its group (collectively, the "IRS No. 19 Group") to nominate two (2) nominees for election as directors, as well as submit certain stockholder proposals for approval, at the 2013 Annual Meeting in opposition to the two (2) highly-qualified and very experienced director candidates your Board has nominated (as resubmitted by the IRS No. 19 Group on October 3, 2013, the "Notice"). Your Board does not endorse the election of any of the IRS No. 19 Group's nominees as director, and we do not endorse any such stockholder proposal. You may receive proxy solicitation materials from the IRS No. 19 Group or other persons or entities affiliated with the IRS No. 19 Group, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the IRS No. 19 Group contained in any proxy solicitation materials filed or disseminated by the IRS No. 19 Group or any other statements that they may otherwise make.

        In selecting the director nominees that we are proposing for election in this proxy statement, your Board has focused on selecting experienced, independent Board candidates who will work together constructively with a focus on operational excellence, financial strength and stockholder value. Your Board is pleased to nominate for election as directors the two (2) persons named in Proposal No. 1 in this proxy statement and on the enclosed WHITE proxy card. We believe our two (2) director nominees, Robert B. Kerr and Michael E.S. Frankel, have the integrity, knowledge, breadth of relevant and diverse experience and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate and to deliver superior value to our stockholders.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD. YOUR BOARD ALSO RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3, AND FOR "ONE YEAR" AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 4).

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 5.

        Your VOTE is important to the future of RCM and it is important that your shares be represented. Therefore, even if you presently plan to attend the 2013 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed WHITE proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. If you wish to vote by telephone or internet instead of using the WHITE proxy card, please follow the instructions on your WHITE proxy card. If you do attend the 2013 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

What do I do if I receive a proxy card from the IRS No. 19 Group?

        Your Board strongly urges you not to sign or return any proxy card or voting instruction form that you may receive from the IRS No. 19 Group or any person other than RCM, even as a protest vote against the IRS No. 19 Group or the IRS No. 19 Group's nominees. Even if you "withhold" your vote with respect to the IRS No. 19 Group's nominees on their proxy card, you will cancel any proxy previously given to RCM.

        If you previously signed a proxy card sent to you by the IRS No. 19 Group, you can change or revoke that proxy and vote for your Board's nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote on the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the 2013 Annual Meeting to vote in person. Only your latest-dated proxy or vote will be counted at the 2013 Annual Meeting.

        If you need assistance changing or revoking your vote, please call RCM's proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.

Who is entitled to vote at the 2013 Annual Meeting?

        Your Board has fixed the close of business on October 18, 2013 as the record date (the "record date") for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2013 Annual Meeting. As of the record date, RCM had 12,365,673 outstanding shares of common stock entitled to notice of, and to vote at, the 2013 Annual Meeting. No other securities are entitled to vote at the 2013 Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the 2013 Annual Meeting.

What are the voting rights of stockholders?

        Each stockholder of record is entitled to one vote for each share of RCM common stock that is owned as of the close of business on the record date on all matters to come before the 2013 Annual Meeting. Under our Articles of Incorporation, stockholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the 2013 Annual Meeting?

        To conduct business at the 2013 Annual Meeting, a quorum must be present. A quorum exists if stockholders entitled to cast a majority of the votes on the matters to be acted upon at the meeting are present or are represented by proxy at the meeting. For purposes of determining whether a quorum exists, we count proxies marked "withhold authority" as to any director nominee or "abstain" as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a "broker non-vote" (that is, where a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have given the broker the discretionary authority to vote your shares on some but not all matters), will also be considered present at the meeting for purposes of determining whether a quorum exists.

How do I vote my shares?

        In addition to voting in person at the 2013 Annual Meeting, you may vote by mail, Internet or telephone.

        Vote by Internet.    Use the Internet to vote your proxy 24 hours a day, 7 days a week. Follow the instructions on the WHITE proxy card you receive with this proxy statement. You will be prompted to enter your Control Number(s), located on your WHITE proxy card, and then follow the directions to vote your shares.

        Vote by Telephone.    Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Follow the instructions on the WHITE proxy card you receive with this proxy statement. You will be prompted to enter your Control Number(s), located on your WHITE proxy card, and then follow the directions given.

        If you vote by Internet or telephone, you do not need to return your WHITE proxy card.

        Voting by Mail.    To vote by mail, please sign, date and return to RCM as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described above, you need not also mail a proxy to RCM.

        If you need assistance voting your shares or changing your vote, please call RCM's proxy solicitor, MacKenzie Partners Inc., toll free at (800) 322-2885.

        Voting at the 2013 Annual Meeting.    You may vote by ballot in person at the 2013 Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the 2013 Annual Meeting. Even if you plan to attend the 2013 Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by Internet or telephone to ensure that your vote is received and counted. If you vote in person at the 2013 Annual Meeting, you will revoke any prior proxy you may have submitted.

How does the Board of Directors recommend that I vote?

        Your Board unanimously recommends that you vote as follows:

  •
  "FOR" each of the following two (2) nominees for election to the Board to each serve until our next annual meeting and until their respective successors shall have been duly elected and qualified: Robert B. Kerr and Michael E.S. Frankel (Proposal No. 1);

  •
  "FOR" the ratification of our Audit Committee's selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 28, 2013 (Proposal No. 2);

  •
  "FOR" approval of an advisory resolution approving the compensation of our named executive officers for 2012 (Proposal No. 3);

  •
  "FOR" a frequency of "One Year" as to future votes on advisory resolutions approving the compensation of our named executive officers (Proposal No. 4); and

  •
  "AGAINST" the non-binding stockholder proposal requesting that your Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards (if the proposal is introduced at the meeting) (Proposal No. 5).

What vote is required?

        On October 18, 2013, as part of our continuing effort to enhance our corporate governance practices and strengthen the functioning of the Board and its ability to serve the long-term interests of stockholders, your Board adopted an amendment to our Bylaws providing for majority voting for the election of directors in uncontested elections. Specifically, our Bylaws now provide that, in an uncontested election, a nominee for director is elected only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee. The majority voting standard would not apply in contested elections, which means an election in which there are more nominees for director than available seats on the Board.

        The election of directors at the 2013 Annual Meeting is expected to be such a contested election. As such, nominees for director will be elected by a plurality of the votes cast for the election of directors at the 2013 Annual Meeting. The directors elected will be the two (2) nominees who receive the highest number of "FOR" votes cast at the 2013 Annual Meeting by stockholders present, in person, or by proxy, and entitled to vote. If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE proxies signed and returned to RCM unmarked will be voted FOR the Board's two (2) highly-qualified and very experienced nominees (Robert B. Kerr and Michael E.S. Frankel). Please note that brokers may not vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election. If any nominee is unable to act as director because of an unexpected occurrence, the proxy holders may vote the proxies for another person or the Board may reduce the number of directors to be elected.

        For each of Proposal No. 2 (ratification of our Audit Committee's selection of EisnerAmper LLP as our independent registered public accounting firm) and Proposal 3 (an advisory resolution approving the compensation of our named executive officers), approval will require the affirmative vote of a majority of the votes cast on those matters at the 2013 Annual Meeting. You may vote "for," "against," or "abstain" from Proposal Nos. 2 and 3. If you "abstain" from voting, it will have the same effect as an "against" vote. While Proposal 3 is advisory in nature and not binding on RCM, our Compensation Committee and Board will consider the results of the voting on this proposal in formulating future executive compensation policy.

        With respect to Proposal No. 4, the frequency of future advisory votes to approve the compensation of our named executive officers, we will consider the alternative that receives the greatest number of votes—one year, two years or three years—to be the frequency that stockholders prefer. However, because this vote is advisory and not binding on us or your Board in any way, your Board may decide that it is in our and our stockholders' best interests to hold future advisory votes to approve executive compensation more or less frequently than the alternative approved by our stockholders. You may also "abstain" from voting on Proposal No. 4. For purposes of this proposal, abstentions will not affect the outcome since only actual votes for one of the frequency alternatives are counted.

        Approval of Proposal No. 5 (the non-binding stockholder proposal requesting that your Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards), to the extent such proposal is introduced at the 2013 Annual Meeting by the IRS No. 19 Group, requires the affirmative vote of a majority of the votes cast on such matter at the 2013 Annual Meeting. You may vote "for," "against," or "abstain" from Proposal No. 5. If you "abstain" from voting, it will have the same effect as an "against" vote. Because RCM does not support this proposal, it does not intend to present this proposal at the 2013 Annual Meeting unless it is introduced at the meeting by the IRS No.19 Group.

If I give a proxy, how will my shares be voted?

        WHITE proxy cards received by us before the 2013 Annual Meeting that are properly executed and dated will be voted at the 2013 Annual Meeting in accordance with the instructions indicated on the proxy.

        If you properly execute your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted FOR the election of each of the following two (2) director nominees: Robert B. Kerr and Michael E.S. Frankel, FOR Proposal Nos. 2 and 3, FOR ONE YEAR as to the frequency of future advisory votes to approve the compensation of our named executive officers, AGAINST Proposal No. 5, to the extent such proposal is introduced at the 2013 Annual Meeting by the IRS No. 19 Group, and in accordance with the best judgment of the named proxies on any other matters that may come before the 2013 Annual Meeting. Unsigned proxies will not be voted.

        If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

        If the 2013 Annual Meeting is postponed or adjourned, a stockholder's proxy will remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder's proxy until it is voted.

What if other matters are voted on at the 2013 Annual Meeting?

        With respect to any other matter that properly comes before the 2013 Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of RCM. For example, if you do not give instructions on your WHITE proxy card or by Internet or telephone, and a nominee for Director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the proxy holders for any substitute nominee as may be nominated by the Board of Directors. The proxy holders are Leon Kopyt and Kevin D. Miller.

        Additionally, the IRS No. 19 Group has provided notice that they intend to propose certain amendments to the Company's bylaws, including amendments to declassify the Board of Directors and to adopt a majority voting standard for the election of directors in uncontested elections. On October 18, 2013, your Board, seeking to respond stockholder input and have RCM conform to recognized best practices in corporate governance, took action amending the Bylaws to substantially implement each of these proposals. Accordingly, given that these proposals have been substantially implemented, RCM does not believe they are currently proper matters to be brought before the 2013 Annual Meeting for consideration and does not intend to have these matters voted upon at the 2013 Annual Meeting.

        On the date we filed this proxy statement with the Securities and Exchange Commission, the Board did not know of any other matters to be brought before the 2013 Annual Meeting other than those described in this proxy statement.

How will my shares be voted if I mark "Abstain" on my proxy card?

        We will count a properly executed WHITE proxy card marked "Abstain" as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the 2013 Annual Meeting for the proposals so marked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

        If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the "NYSE"). In uncontested solicitations, these rules allow banks and brokers to vote shares in their discretion on "routine" matters for which their customers do not provide voting instructions. On matters considered "non-routine," banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as "broker non-votes."

        When a matter to be voted on at a stockholders meeting is the subject of a contested solicitation, under applicable rules of the NYSE, brokers do not have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker (sometimes called "street name" or "nominee name") and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the 2013 Annual Meeting, your broker will not be permitted to vote your shares on that proposal. This is called a "broker non-vote."

        Please note that if you want your vote to be counted on any of the proposals to be considered at the 2013 Annual Meeting, including the election of directors, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

Can I revoke my proxy or change my vote?

        An executed proxy may be revoked at any time before its exercise by:

  •
  sending a written notice that you have revoked your proxy to our Corporate Secretary,

  •
  submitting a later-dated duly executed proxy card, or

  •
  attending the meeting and voting your shares (please be advised that if you hold your shares in "street name" additional requirements apply to vote your shares in person at the Annual Meeting, as provided in this proxy statement).

        Prior to the date of the 2013 Annual Meeting, any notice of revocation or subsequent proxy must be delivered to our Corporate Secretary at 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109-4613. On the date of the 2013 Annual Meeting, such notice or subsequent proxy should be delivered in person at the 2013 Annual Meeting prior to the time of the vote. Accordingly, the execution of the enclosed WHITE proxy card will not affect your right to vote in person should you find it convenient to attend the 2013 Annual Meeting and desire to vote in person, so long as you have revoked your proxy prior to its exercise in accordance with these instructions. If you have instructed a broker to vote your shares, you must follow your broker's directions in order to change those instructions.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

        If you hold your shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

        As previously noted, the IRS No. 19 Group has provided us with the Notice indicating that it intends to nominate an opposition slate of two (2) nominees for election as directors, as well as submit certain stockholder proposals for approval, at the 2013 Annual Meeting in opposition to the two (2) highly-qualified and experienced director candidates your Board has nominated. As a result, you may receive proxy cards from both RCM and the IRS No. 19 Group. To ensure that stockholders have RCM's latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the 2013 Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

        THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE IRS NO. 19 GROUP. Even a "WITHHOLD" vote with respect to the IRS No. 19 Group's nominees on their proxy card will cancel any previously submitted WHITE proxy card.

        THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE IRS NO. 19 GROUP, EVEN AS A PROTEST VOTE AGAINST THE IRS NO. 19 GROUP OR THE IRS NO. 19 GROUP'S NOMINEES.

Who will solicit proxies on behalf of the Board?

        Proxies may be solicited on behalf of the Board, without additional compensation, by RCM's directors, officers and regular employees. Such persons are listed in Annex A to this proxy statement. Additionally, the Board has retained MacKenzie Partners, Inc., a proxy solicitation firm, who may solicit proxies on the Board's behalf.

        The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

        The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by RCM. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, together with our Annual Report on Form 10-K for the fiscal year ended December 29, 2012, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

        Due to the possibility of a proxy contest, we have engaged MacKenzie Partners Inc. to solicit proxies from stockholders in connection with the 2013 Annual Meeting. MacKenzie Partners Inc. expects that approximately 25 of its employees will assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. a fee not to exceed $125,000 plus costs and expenses. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

        RCM estimates that its additional expenses beyond those normally associated with soliciting proxies for the 2013 Annual Meeting as a result of the potential proxy contest (excluding salaries and wages of our regular employees and officers) will be $500,000 in the aggregate, of which approximately $200,000 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain MacKenzie Partners, Inc. as RCM's proxy solicitor, as discussed above (at last year's 2012 Annual Meeting, no proxy solicitor was deemed necessary), fees of outside counsel to advise RCM in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

May I attend the 2013 Annual Meeting?

        Only holders of RCM shares as of the record date are entitled to attend the 2013 Annual Meeting. Family members are welcome to accompany you to the 2013 Annual Meeting. If you are a stockholder of record, please be prepared to provide proper identification, such as a driver's license. If you hold your shares in "street name," you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. RCM reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the 2013 Annual Meeting.

Where and when will I be able to find the voting results?

        You can find the official results of the voting at the 2013 Annual Meeting in our Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the "SEC") within four business days after the 2013 Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

What is RCM's Internet address?

        RCM's Internet address is http://www.rcmt.com. You can access this proxy statement and RCM's Annual Report on Form 10-K for the fiscal year ended December 29, 2012 at this Internet address. RCM's filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites listed in this proxy statement is part of this proxy statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

        Your vote at this year's meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

How can I obtain additional copies of these materials or copies of other documents?

        Complete copies of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2012 are also available on our website at http://www.rcmt.com. You may also contact MacKenzie Partners, Inc. for additional copies.

        The IRS No. 19 Group may send you solicitation materials in an effort to solicit your vote to elect up to two (2) of their nominees to RCM's Board. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE IRS NO. 19 GROUP, EVEN AS A PROTEST VOTE AGAINST THE IRS NO. 19 GROUP OR THE IRS NO. 19 GROUP'S NOMINEES.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders to be Held on December 5, 2013

This Proxy Statement and our 2012 Annual Report to Stockholders are available at
http://www.viewourmaterial.com/rcm

 BACKGROUND OF THE PROXY CONTEST

        The following is a chronology of the material contacts and events in our relationship with the IRS No. 19 Group leading up to the filing of this proxy statement:

        On January 19, 2012, IRS No. 19, its affiliates and other members of the IRS No. 19 Group, including Legion Partners Asset Management, LLC ("Legion Partners"), and Bradley S. Vizi, an employee of Legion Partners and a nominee to the Board proposed by the IRS No. 19 Group, filed a Schedule 13D with the Securities and Exchange Commission (the "SEC") to report that they had acquired beneficial ownership of 5.1% of RCM's issued and outstanding common stock.

        Over the course of 2012, we engaged in various discussions with Mr. Vizi, acting as a representative of the IRS No. 19 Group and Legion Partners. Mr. Vizi made various suggestions regarding our corporate governance structure and other matters, including that he be elected to the Board. In July and August of 2012, we engaged in discussions with Mr. Vizi regarding his potential election to the Board, and presented Mr. Vizi with a draft of an agreement, containing terms typical of an agreement of this kind. On September 25, 2012, we received a letter from Legion Partners, signed by Mr. Vizi, indicating that Legion Partners did not believe that the terms of the agreement were in Legion's best interests at that time, and that they had elected not to proceed with the discussions with us.

        On January 2, 2013, RCM received a notice from IRS No. 19 expressing the intention on behalf of itself and other members of the IRS No. 19 Group to nominate two (2) alternative candidates, Bradley S. Vizi and Roger H. Ballou, to stand for election to the Board at the 2013 Annual Meeting. In such notice, the IRS No. 19 Group further stated that it also intends to present the following three proposals at the 2013 Annual Meeting: (i) that your Board amend our Bylaws to eliminate the classification of the Board and require that all directors stand for election annually beginning with the annual meeting of stockholders to be held in 2014, (ii) that your Board amend our Bylaws to provide that director nominees be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats, and (iii) that your Board adopt a policy that the Board's Chairman be an independent director according to the definition set forth in the NASDAQ listing standards. The IRS No. 19 Group's notice is referred to in this proxy statement as the "Notice." The IRS No. 19 Group did not provide any reasons in its Notice as to why a change in our Board was appropriate, including, but not limited, to how the addition to the Board of either of the nominees proposed by the IRS No. 19 Group would be a catalyst for enhancing stockholder value.

        On the evening of January 24, 2013, our Chairman of the Board and Chief Executive Officer, Leon Kopyt, met in person with Mr. Vizi. The purpose of the meeting was to discuss the Notice and for Mr. Kopyt to learn about and better understand the IRS No. 19 Group's concerns, suggestions and specific inputs relating to any operational improvements, strategic initiatives and capital allocation to enhance stockholder value for the benefit of all of RCM's stockholders. At no time during the course of this meeting, despite repeated requests from Mr. Kopyt, did Mr. Vizi provide any suggestions or specific inputs relating to any operational improvements, strategic initiatives or capital allocation to enhance stockholder value. Mr. Kopyt also indicated to Mr. Vizi that the Board is not opposed to changes that enhance the current composition of the Board, provided that such changes occur in a manner that is consistent with the Board's duty to act in the best interests of all RCM stockholders. As such, Mr. Kopyt noted that, while the Board is amenable to discussing adding a representative from the IRS No. 19 Group to the Board, if the Board was to add two stockholder representatives to the Board, the Board would want to seek suggestions from other RCM stockholders for the second Board seat, rather than just from the IRS No. 19 Group.

        On the morning of January 25, 2013, Mr. Kopyt held a telephone call with Mr. Vizi to follow-up on their meeting of the previous evening. During the course of this telephone call, Mr. Vizi indicated that the IRS No. 19 Group (perhaps in concert with others who Mr. Vizi was not willing to identify to Mr. Kopyt) may potentially be interested in exploring the acquisition of RCM. Mr. Vizi did not provide Mr. Kopyt with any specifics about the interest of the IRS No. 19 Group, the contemplated structure of such a transaction, how such a transaction would be financed, and how such a transaction would maximize value for all of RCM's stockholders. Mr. Kopyt responded by indicating to Mr. Vizi that the Board would at all times act in the best interests of all of RCM stockholders and would discharge its fiduciary duties accordingly. At no point subsequent to this conversation did RCM receive any formal indication of interest from Mr. Vizi or the IRS No. 19 Group regarding a potential acquisition of RCM.

        On January 31, 2013, RCM delivered a letter to Mr. Vizi from Mr. Kopyt to follow-up on the January 24, 2013 in-person meeting and subsequent telephone call. In his letter, Mr. Kopyt noted that, while he had met with Mr. Vizi in furtherance of the Board's desire to learn about and better understand the concerns, suggestions and specific inputs of the IRS No. 19 Group that could enhance stockholder value for the benefit of all RCM stockholders, Mr. Kopyt had yet to receive a response from Mr. Vizi that addressed these substantive matters (either at the in-person meeting or since then), despite Mr. Kopyt's repeated requests. Mr. Kopyt reiterated in his letter that the Board is not opposed to changes that enhance the current composition of our Board, and that the Board was very amenable to adding additional independent members who are committed to acting in the best interests of all stockholders and are not in any way obligated to serve the interests of any particular constituency. Mr. Kopyt further noted that the Board was not opposed to enhancing stockholder representation on the Board with one or more representatives referred to it from stockholders, but any such representation should not be disproportionate to the level of a stockholder's investment in RCM and the Board would expect to be provided appropriate assurances that such representative is committed to representing the interests of all RCM stockholders, not just a "sponsoring" stockholder such as the IRS No. 19 Group. In addition, Mr. Kopyt communicated the Board's view that it was opposed to any change in Board composition, even if not a technical "change in control," that would allow any individual stockholder or group of stockholders to assert disproportionate influence, if not effective control, over the Board.

        In his letter of January 31, 2013, Mr. Kopyt also referenced the comments that Mr. Vizi had made during the January 25, 2013 telephone call with respect to the IRS No. 19 Group being potentially interested in exploring the acquisition of RCM, perhaps in concert with others who Mr. Vizi had not been willing to identify to Mr. Kopyt. Mr. Kopyt further commented in his letter to Mr. Vizi that, given the apparent interest of the IRS No. 19 Group in seeking control of RCM, the Board now better understood why the IRS No. 19 Group would be seeking to replace two of the incumbent Board members with two of its nominees and why the IRS No. 19 Group was reluctant to accept one Board seat even if the Board agreed to create a second vacancy and fill such vacancy with a new independent director not designated by the IRS No. 19 Group.

        Also on January 31, 2013, the RCM Board adopted a limited-duration stockholder rights plan (the "Rights Plan"). As a limited-duration stockholder rights plan, the Rights Plan has a term of less than one-year and expires by its terms on January 29, 2014. The purpose of a Rights Plan is to protect RCM and its stockholders from efforts to obtain control of RCM that the RCM Board determines are not in the best interests of RCM and its stockholders, and to enable all stockholders to realize the long-term value of their investment in RCM. The Rights Plan is not intended to interfere with any merger, tender or exchange offer or other business combination approved by the RCM Board. Nor does the Rights Plan prevent the RCM Board from considering any offer that it considers to be in the best interest of its stockholders. The Rights Plan adopted by RCM is similar to rights plans adopted by many other publicly-traded companies. Under the Rights Plan, the Rights will be exercisable if a person or group acquires 15% or more of RCM's common stock in a transaction, including the open market purchase of shares, not approved by the RCM Board. If a person or group acquires 15% or more of RCM's common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right's exercise price (subject to adjustment as provided in the Rights Plan), a number of shares of RCM's common stock having a then-current market value of twice the exercise price.

        On February 4, 2013, Mr. Vizi, acting on behalf of the IRS No. 19 Group, delivered a letter to RCM where he attempted to disavow his previous statements indicating that the IRS No. 19 Group may potentially be interested in exploring the acquisition of RCM or taking control. In his letter, Mr. Vizi expressed negative views regarding RCM's performance, governance and compensation practices though, as in the past, Mr. Vizi made no suggestions as to any operational improvements, strategic initiatives or capital allocations that he or the other members of the IRS No. 19 Group believed could be useful to the Board's ongoing efforts to increase value for all RCM stockholders. In his letter, Mr. Vizi further indicated that the IRS No. 19 Group was not prepared to accept RCM's settlement offer of (i) one seat on the Board, which RCM believes would have provided the IRS No. 19 Group with representation proportional to its ownership interest in RCM, and (ii) an additional new independent director to be recommended by another stockholder.

        On February 8, 2013, RCM delivered a letter from Mr. Kopyt to Mr. Vizi. In his letter, Mr. Kopyt expressed his disappointment with Mr. Vizi's attempt to disavow his previous statements regarding the interest of the IRS No. 19 Group in taking control of RCM. Mr. Kopyt specifically noted that, during the January 25, 2013 telephone call, Mr. Vizi had asked him directly if RCM would consider being acquired by the IRS No. 19 Group, and that Mr. Vizi had even asked Mr. Kopyt if RCM would share confidential information with the IRS No. 19 Group. Mr. Kopyt also noted that the IRS No. 19 Group was seeking 2 out of 6 seats on the Board, as opposed to a lesser level of representation that would be commensurate with its ownership interest in RCM, because they believed they needed, as Mr. Vizi put it, a "hammer." Additionally, Mr. Kopyt expressed his continued disappointment that, despite his past requests for any suggestions relating to operational improvements, strategic initiatives and capital allocations that the IRS No. 19 Group believed could be useful to the Board in its continuing efforts to enhance stockholder value for the benefit of all RCM stockholders, the Board, to date, had received no such suggestions from the IRS No. 19 Group.

        In his letter of February 8, 2013, Mr. Kopyt reaffirmed that the Board was amenable to adding one representative from the IRS No. 19 Group as a new director but, as part of any such settlement, RCM would expect the IRS No. 19 Group to provide the Company with an appropriate standstill commitment. Mr. Kopyt also expressed the Board's skepticism that the IRS No. 19 Group would be willing to agree to an appropriate standstill commitment that would prevent them from acquiring control of RCM.

        On February 11, 2013, Mr. Vizi, acting on behalf of the IRS No. 19 Group, responded in writing to Mr. Kopyt's letter of February 8, 2013. In his letter, Mr. Vizi indicated that, while the IRS No. 19 Group remained open to a "sensible" settlement that could avoid a proxy contest at the 2013 Annual Meeting, it was not willing to accept a settlement that contemplated only one Board seat for the IRS No. 19 Group or required them to agree to any standstill restrictions

        In his February 11, 2013 letter, Mr. Vizi also attempted to assure RCM that the IRS No. 19 Group is not seeking to acquire or take control of RCM stating that "at no point in over 30 years of investing amongst the three principals of Legion Partners have any of us ever bid on a public company, let alone taken control of one in any capacity." RCM believes that Mr. Vizi's statement is inconsistent with the fact that two of the principals of Legion Partners, including Mr. Vizi, gained most of their activist investing experience at affiliates of Shamrock Holdings, Inc., an investment group that, over the course of its history, made numerous hostile takeover attempts against public companies. RCM also believes that stockholders, in assessing whether they believe that the IRS No. 19 Group has an undisclosed agenda to take control of RCM, should also consider, in addition to the unequivocal statements that Mr. Kopyt recalls Mr. Vizi making during their January 25, 2013 telephone call, that Mr. Ballou, the other nominee for election to the Board proposed by the IRS No. 19 Group, is the former President and Chief Executive Officer of CDI Corp. and orchestrated CDI's unsolicited offer to acquire RCM for $5.20 per share in May 2010, which is almost 18% below RCM's recent closing price of $6.34 on October 16, 2013.

        On May 28, 2013, the RCM Board, in response to input from stockholders, approved an amendment to the Rights Plan to add a qualified offer / stockholder redemption provision. The qualified offer provision is intended to ensure that the Rights Plan does not discourage prospective acquirors from making offers to acquire RCM that may be in the best interests of stockholders. It provides that if RCM receives a qualified offer (as defined in the amended Rights Plan) and the RCM Board has not redeemed the outstanding rights or exempted such offer from the terms of the Rights Plan or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such qualified offer from the terms of the Rights Plan, in each case by the end of the 90 business days following the announcement of such qualified offer, the holders of 10% of RCM's outstanding common stock may call a special meeting of stockholders to vote on a resolution authorizing the redemption of all, but not less than all, the then outstanding rights. RCM also announced on May 28, 2013 that it intended to submit the Rights Plan, as amended, for ratification at the 2013 Annual Meeting. While such stockholder ratification is not required by RCM's Bylaws or other applicable legal requirements and would not have been binding on the RCM Board, the RCM Board believed that submitting the Rights Plan to stockholders for ratification at a routine annual meeting would be a matter of good corporate practice. However, when RCM announced this intention, it did not expect that it would be holding the 2013 Annual Meeting only a month prior to the expiration of the Rights Plan, as it now will be. RCM also expected when it announced its intention to submit the Rights Plan for ratification that it would be able to negotiate a reasonable settlement with the IRS No. 19 Group that would have avoided a contested solicitation at the 2013 Annual Meeting, which did not occur, despite RCM's substantial efforts.

        RCM believes that any proposal to seek ratification of the Rights Plan would need to address whether the Rights Plan should be renewed past the current expiration date of January 29, 2014. The RCM Board has made no such determination and is not prepared today to make any recommendation to stockholders as to whether to renew the Rights Plan after it expires. Due to the current uncertainty as to whether it will remain in the best interests of RCM and its stockholders to maintain a stockholder rights plan past the current expiration date of the Rights Plan (including to address any attempts by the IRS No. 19 Group or any other parties to seek effective control of RCM without paying RCM's stockholders a control premium) and what the terms would be of the Rights Plan if renewed (e.g., term, trigger threshold, etc.), RCM has decided not to seek stockholder ratification of the Rights Plan at the 2013 Annual Meeting. While RCM is not seeking stockholder ratification of the Rights Plan at the 2013 Annual Meeting, RCM will continue to seek stockholder input as to the continuing need for the Rights Plan (as it did in previously amending the Rights Plan to add the qualified offer provision).

        On August 15, 2013, RCM delivered a letter from Mr. Kopyt to Mr. Vizi. In his letter, Mr. Kopyt proposed a settlement that contemplated, among others, the following terms: (i) RCM would increase the size of the Board from six to seven members; (ii) RCM would agree to include Messrs. Vizi and Ballou in RCM's director nominee slate for the 2013 Annual Meeting and support their election to the Board; (iii) provided that the beneficial ownership interest of the IRS No. 19 Group in RCM did not fall below 10% of RCM's issued and outstanding shares, and subject to any limitations imposed by the rules of the Nasdaq Stock Market, the IRS No. 19 Group would have the right to recommend replacement directors reasonably satisfactory to the Board if Mr. Vizi and/or Mr. Ballou no longer serve as directors for any reason through the 2014 annual meeting; (iv) the IRS No. 19 Group would agree to vote all of its shares at the 2013 Annual Meeting in favor of (A) RCM's director nominee slate which would include Messrs. Vizi and Ballou; and (B) RCM's proposal to declassify the Board; and (v) the IRS No. 19 Group would agree to customary standstill restrictions that would continue until the later of January 1, 2015 and, if Messrs. Vizi and Ballou are elected to the Board at the 2013 Annual Meeting, the expiration of their terms of office as members of the Board.

        On August 27, 2013, Mr. Vizi, acting on behalf of the IRS No. 19 Group, responded in writing to RCM's letter dated August 15, 2013. Mr. Vizi indicated in his letter that, while the IRS No. 19 Group was willing to consider a settlement, there remained certain "key" points that were important to them and must be addressed. These points included that (i) the IRS No. 19 Group would not agree to any standstill restrictions; (ii) rather than wait until stockholders had the opportunity to vote on the election of directors at the 2013 Annual Meeting, Messrs. Vizi and Ballou must be appointed to the Board immediately to replace Messrs. Kerr and Needleman with the Board remaining fixed at six members; and (iii) either Mr. Ballou or Mr. Vizi must be named as the Lead Independent Director. Mr. Vizi indicated that these points were "critical" for the IRS No. 19 Group to consider a settlement.

        On August 29, 2013, RCM responded by delivering a letter from Mr. Kopyt to Mr. Vizi. In his letter, Mr. Kopyt expressed the Board's disappointment with Mr. Vizi's refusal to accept what the Board believed was a reasonable settlement offer that would have provided the IRS No. 19 Group with significant board representation relative to their investment in RCM. Mr. Kopyt also expressed the Board's belief that Mr. Vizi's refusal to have the IRS No. 19 Group be bound by customary standstill restrictions made it more apparent than ever that the IRS No. 19 Group had an undisclosed agenda to seek control of RCM without paying stockholders an appropriate control premium for their shares.

        On September 4, 2013, Mr. Vizi, acting on behalf of the IRS No. 19 Group, responded to Mr. Kopyt's letter of August 29, 2013 and provided RCM with an alternative settlement proposal. In his letter, Mr. Vizi proposed the following terms with respect to the Board's composition: (i) RCM would cause Messrs. Needleman and Kerr to resign from the Board, and Messrs. Vizi and Ballou would be appointed to the Board to fill the vacancies resulting from the foregoing resignations; (ii) RCM and the Board would support the election of the IRS No. 19 Group's two nominees, Messrs. Vizi and Ballou, at the 2013 Annual Meeting to serve as directors, with terms expiring in 2016; (iii) the Board would remain fixed at six members through the 2015 annual meeting, unless mutually agreed upon with the IRS No. 19 Group; (iv) if any of the IRS No. 19 Group nominees are unable to serve as a director at any time and for any reason, the IRS No. 19 Group would have the right to recommend replacement directors as long as it owns 5% or more of RCM's outstanding stock and the Board may not unreasonably withhold acceptance of any replacement director; and (v) Mr. Vizi would assume the role of Lead Independent Director for his tenure on the Board, unless mutually agreed upon with the IRS No. 19 Group. In its proposal, the IRS No. 19 Group also indicated that it was amenable to certain standstill restrictions which would terminate at the 2014 annual meeting and would restrict the IRS No. 19 Group from seeking, alone or with others, additional representation on the Board. The IRS No. 19 Group also indicated that it was seeking, as part of a settlement, (i) that the declassification of the Board be delayed until the 2014 annual meeting so that any directors elected at the 2013 Annual Meeting, including the nominees of the IRS No. 19 Group, could still serve for a three-year term and avoid having to stand for re-election until the 2016 annual meeting; (ii) that RCM's Stockholder Rights Agreement be amended so that it would not be triggered unless a person acquired beneficial ownership of 20% or more of RCM's common stock; and (iii) that the IRS No. 19 Group be reimbursed for all of its expenses incurred with respect to its activist activities against RCM.

        From August 29, 2013 through September 4, 2013, Mr. Vizi and Mr. Miller held several telephone calls and discussed a potential settlement.

        On September 10, 2013, RCM delivered a letter from Mr. Kopyt to Mr. Vizi, which included an alternative settlement proposal from RCM. RCM's settlement proposal contemplated, among others,

the following terms: (i) RCM would increase the size of its Board from six members to seven members; (ii) the size of the Board would remain fixed at seven members until the termination of the standstill period; (iii) RCM would cause Mr. Needleman, a Class B director with a term expiring at the 2013 Annual Meeting, to resign from the Board, effective immediately; (iv) RCM would appoint Messrs. Vizi and Ballou, effective immediately, as Class B directors with terms expiring at the 2013 Annual Meeting; (v) RCM would include Messrs. Vizi and Ballou in its slate of directors nominated for election at the 2013 Annual Meeting; (vi) RCM would agree, acting through the Board, to re-nominate Mr. Vizi and Mr. Ballou for re-election at the 2014 annual meeting; (vii) the Board would name Mr. Vizi to serve as the Board's Lead Director; (viii) the Board would present for stockholder approval at the 2013 Annual Meeting (and recommend that stockholders vote "FOR") proposals to (A) declassify the Board pursuant to a phased-in approach beginning with the 2013 Annual Meeting; provided that each director in office immediately prior to the 2013 Annual Meeting shall continue to serve the terms for which such director was elected; (B) adopt a majority voting standard in non-contested director elections; and (C) ratify RCM's stockholder rights plan in its current form; (ix) the IRS No. 19 Group would agree to a broad standstill that would prevent it from, among other things, threatening or waging another proxy contest against RCM at the 2014 annual meeting and for a certain period of time thereafter but not including the 2015 annual meeting; and (x) RCM would reimburse the IRS No. 19 Group for its reasonable out-of-pocket expenses incurred with respect to the 2013 Annual Meeting in an aggregate amount not to exceed $25,000. RCM's settlement proposal also proposed terms regarding mutual release of claims, mutual covenants of non-disparagement and provisions regarding how any settlement would be publicly announced and communicated.

        On September 12, 2013, Mr. Vizi, on behalf of the IRS No. 19 Group, emailed Mr. Kopyt to follow-up on the settlement proposal that RCM had made on September 10, 2013. Mr. Vizi indicated that the IRS No. 19 Group was interested in reaching a resolution to avoid a proxy contest, but that there still appeared to be a number of open areas of disagreement, most notably board composition.

        At various times during the period from September 12, 2013 to September 20, 2013, Kevin Miller, the Company's Chief Financial Officer, held a number of telephone calls with Mr. Vizi to discuss various issues relating to a potential settlement, including, but not limited to, composition of the Board. During the course of these discussions, RCM indicated that, if necessary to achieve a settlement that also committed the IRS No. 19 Group to a broad and comprehensive standstill, it was amenable to keeping the size of the Board at six members and to replacing the two directors that would be standing for re-election at the 2013 Annual Meeting with Messrs. Vizi and Ballou.

        On September 20, 2013, Mr. Vizi emailed Mr. Miller to inform him that he was reviewing a draft settlement agreement with his counsel and that a draft would be distributed to RCM early the following week.

        On September 23, 2013, RCM received a draft settlement agreement from Mr. Vizi, acting on behalf of the IRS No. 19 Group. In addition, later that day, Mr. Vizi telephoned Mr. Miller to communicate a few points regarding the draft settlement agreement, including, but not limited to, that the IRS No. 19 Group is particularly focused on the following two terms: (i) the IRS No. 19 Group wants to preserve its ability to increase its ownership to 20% of RCM's outstanding shares; and (ii) the IRS No. 19 Group wants the Board's declassification delayed until the 2014 annual meeting which would allow any directors elected at the 2013 Annual Meeting, including the nominees of the IRS No. 19 Group, to serve for a three-year term and avoid having to stand for re-election until the 2016 annual meeting. An additional issue raised by the draft settlement agreement was the request of the IRS No. 19 Group that it be reimbursed for all of their expenses incurred in connection with their activist activities against RCM, subject only to a high limit of $250,000.

        On September 24, 2013, Mr. Miller had a telephone call with Mr. Vizi to communicate RCM's disappointment with the draft settlement agreement that had been provided by the IRS No. 19 Group to RCM, including, but not limited to, the limited nature of the standstill that had been proposed and the very high limit of $250,000 that had been proposed with respect to the expenses for which the IRS No. 19 Group would be reimbursed.

        On September 26, 2013, Mr. Miller called Mr. Vizi to inform him that he would be e-mailing to him later that day RCM's comments on the IRS No. 19 Group's draft settlement agreement, which comments would highlight numerous areas of disagreement. During his telephone call with Mr. Vizi, Mr. Miller noted that RCM was disappointed to see how many terms were missing from the draft settlement agreement that RCM would have thought were non-controversial, including language relating to the breadth of the standstill that the IRS No. 19 Group would be subject to, mutual releases, mutual non-disparagement, litigation restrictions, and confidentiality, among other terms. Mr. Miller also noted that a number of significant open issues remained, such as the timing of implementing the Board's declassification and the amount of the IRS No. 19 Group's expenses that would be reimbursed. Mr. Miller suggested that, after Mr. Vizi had a chance to review RCM's comments to the agreement, they should narrow down the open issues and discuss how far apart they were and whether or not further settlement discussions would be productive.

        Later, on September 26, 2013, Mr. Miller sent to Mr. Vizi a revised draft settlement agreement reflecting RCM's comments on the initial draft provided by the IRS No. 19 Group.

        On September 30, 2013, Mr. Miller had a telephone call with Mr. Vizi to discuss the revised settlement agreement that had been provided by RCM to the IRS No. 19 Group. During the course of the call, Mr. Vizi indicated that the IRS No. 19 Group was not prepared to adjust its position that the declassification of the Board be delayed until after the 2013 Annual Meeting. Mr. Vizi also indicated to Mr. Miller that the IRS No. 19 Group was not prepared to provide RCM with a revised draft of the settlement agreement unless RCM agreed to delay the Board's declassification until after the 2013 Annual Meeting.

        Also on September 30, 2013, Mr. Miller emailed Mr. Vizi and, in his message, indicated that while RCM and the IRS No. 19 Group had made significant progress over the previous two weeks in negotiating a settlement, they had appeared to have reached a potential impasse on two major issues, the timing of the Board's declassification and the $250,000 limit on the amount of the expense reimbursement that would be made to the IRS No. 19 Group. Mr. Miller also indicated to Mr. Vizi that, before the parties could make any further progress on either of these two significant open issues, it was important that all other open issues in the settlement agreement be identified. Accordingly, he asked Mr. Vizi to provide RCM with a revised draft of the settlement agreement by early the following day so that both RCM and the IRS No. 19 Group could see exactly where they stood. Further, Mr. Miller asked Mr. Vizi to inform him if the IRS No. 19 Group was no longer interested in pursuing settlement discussions.

        Subsequently on September 30, 2013, Mr. Vizi responded to Mr. Miller via email and indicated that the IRS No. 19 Group was not prepared to provide RCM with a revised draft of the settlement agreement until two of the IRS No. 19 Group's requests were resolved: (i) that it be reimbursed for its expenses up to $200,000, and (ii) that that the declassification of the RCM Board be delayed until after the 2013 Annual Meeting.

        On October 1, 2013, Mr. Miller emailed Mr. Vizi and expressed RCM's disappointment that the IRS No. 19 Group was refusing to further negotiate the proxy contest settlement agreement so long as the issues relating to the timing of the Board's declassification and expense reimbursement were unresolved. Mr. Miller indicated in his message that, while there was room to narrow the gap on the expense reimbursement issue and eventually find common ground, RCM found more troubling the IRS No. 19 Group's stance on the Board's declassification.

        Later on October 1, 2013, Mr. Vizi responded to Mr. Miller's e-mail message and made it clear that there was no flexibility with respect to the IRS No. 19 Group's position on the timing of the declassification of the Board. Mr. Vizi communicated to Mr. Miller that be believed that the IRS No. 19 Group, in seeking to delay the implementation of the Board's declassification, was presenting RCM with "corporate governance best practices." In his e-mail message, Mr. Vizi provided no support for why he and the other members of the IRS No. 19 Group believed that it was "corporate governance best practices" to defer the Board's declassification, thus allowing the IRS No. 19 Group's nominees to retain the ability to be elected for three-year terms and avoid having to stand for re-election until the 2016 annual meeting.

        On October 3, 2013, RCM received from the IRS No. 19 Group an updated Notice substantially similar to the one it had delivered to RCM on January 2, 2013.

        Also on October 3, 2013, RCM received a letter from the IRS No. 19 Group requesting the right to inspect various stockholder records pursuant to Section 78.105 of the Nevada Revised Statutes, as amended (the "NRS").

        On October 7, 2013, RCM responded to the request from the IRS No. 19 Group to inspect various stockholder records and indicated that, pursuant to Section 78.105 of the NRS, the stockholder records would be made available to the IRS No. 19 Group beginning on October 10, 2013.

        On October 10, 2013, counsel for the IRS No. 19 Group delivered a letter to RCM to supplement the previous request made by the IRS No. 19 Group to inspect various stockholder records so as to clarify that the IRS No. 19 Group is seeking to inspect stockholder records as of the record date for the 2013 Annual Meeting.

        While RCM continues to be interested in avoiding a proxy contest at the 2013 Annual Meeting, the IRS No. 19 Group has continued to adhere to the adamant and unwavering position it took in settlement negotiations with RCM that the Board delay implementing its declassification until after directors are elected at the 2013 Annual Meeting so that any nominees standing for election at the 2013 Annual Meeting, including Messrs. Vizi and Ballou, if elected to the Board, would not need to stand for re-election until the 2016 annual meeting. Ironically, notwithstanding that IRS No. 19 Group is an activist investor attempting to be perceived as a corporate governance advocate, in pushing for directors at the 2013 Annual Meeting to be elected to a three-year term rather than on an annual basis, the IRS No. 19 Group has advocated a position that facilitates the entrenchment of its nominees as board members.

        On October 18, 2013, RCM filed the preliminary form of this proxy statement with the SEC.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE IRS NO. 19 GROUP, EVEN AS A PROTEST VOTE AGAINST THE IRS NO. 19 GROUP OR THE IRS NO. 19 GROUP'S NOMINEES. DOING SO WILL INVALIDATE ANY PRIOR VOTE YOU SUBMITTED ON THE WHITE PROXY CARD IN SUPPORT OF RCM'S DIRECTOR NOMINEES.

 PROPOSAL 1

 ELECTION OF DIRECTORS

        In accordance with our Bylaws, the number of directors constituting the Board is currently fixed at six. Your Board has historically been divided into three classes. In previous elections, directors have been elected to staggered three-year terms and to serve until their successors have been elected and qualified.

        Since our 2012 annual meeting, your Board has performed a comprehensive review of RCM's corporate governance practices as part of our continuing effort to enhance our corporate governance practices and strengthen the functioning of the Board and its ability to serve the long-term interests of stockholders. In connection with this review, your Board considered the issue of board declassification and the views of stockholders, including the IRS No. 19 Group, with respect to why board declassification is in the best interest of stockholders. In light of the general trend in recent years of public companies declassifying their boards and considering stockholder feedback on the issue, your Board, at its meeting on October 18, 2013, approved an amendment to our Bylaws to provide that directors will, beginning with the 2013 Annual Meeting, be elected to one-year terms and to serve until their successors have been elected and qualified. The commencement of the process to declassify the Board did not affect the terms of directors who had previously been elected. Our directors who were previously elected to three-year terms will continue to serve until the end of such terms and until their successors have been elected and qualified. As such, Leon Kopyt and S. Gary Snodgrass will serve until the annual meeting in 2014, and Richard D. Machon and Maier O. Fein will serve until the annual meeting in 2015. However, all nominees for election to the Board at this 2013 Annual Meeting and at our 2014 and 2015 annual meetings will be elected to serve for one-year terms and until their successors have been elected and qualified.

        As noted elsewhere in this proxy statement, during the course of discussions between RCM and the IRS No. 19 Group regarding a settlement agreement to avoid a proxy contest at the 2013 Annual Meeting, RCM proposed commencing the implementation of your Board's declassification immediately such that all nominees standing for election at the 2013 Annual Meeting would only be elected for one-year terms. The IRS No. 19 Group, represented by its nominee, Mr. Vizi, objected to such an approach and demanded that RCM delay the implementation of your Board's declassification until the 2014 annual meeting so that nominees proposed for election at the 2013 Annual Meeting, including those proposed by the IRS No. 19 Group, if elected, would serve for a three-year term and, accordingly, would not need to stand for re-election until the 2016 annual meeting. Your Board was also told by the IRS No. 19 Group's nominee, Mr. Vizi, that a proxy contest at the 2013 Annual Meeting could not be avoided unless we agreed to their demand that we delay commencing the declassification of the Board until the 2014 annual meeting. Your Board believes that such a self-interested demand runs counter to most accepted notions of good corporate governance which hold that annual director elections improve the accountability of directors to stockholders.

        In other words, the IRS No. 19 Group is advocating that all directors be elected for one year terms, but only after its nominees have been elected for the very three-year terms that it purports are against our stockholders' best interests.

Nominees for Election as Directors

        The terms of Robert B. Kerr and Lawrence Needleman will expire at the 2013 Annual Meeting and, accordingly, stockholders are being asked to elect two (2) directors at the 2013 Annual Meeting, each to serve until their successors are duly elected at the 2014 annual meeting and qualified. Mr. Needleman, who has served as a member of the Board since 2007, will not stand for reelection at the 2013 Annual Meeting. The entire Board expresses it sincere appreciation and gratitude to Mr. Needleman for his years of dedicated commitment and service to the Board and stockholders.

        Your Board is pleased to nominate for election as directors, Robert B. Kerr and Michael E.S. Frankel. We believe our two (2) director nominees have the integrity, knowledge, breadth of relevant and diverse experience and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate and to deliver superior value to our stockholders. Each of these nominees was recommended to the Board by the Nominating and Governance Committee and was approved unanimously by the Board. The recommendations of your Board are based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board.

        In selecting the director nominees that we are proposing for election, your Board has focused on selecting experienced, independent Board candidates who will work together constructively with a focus on operational excellence, financial strength and the growth of stockholder value.

Robert B. Kerr, Director since 1994, age 70

        Mr. Kerr was a founding partner of Everingham & Kerr, Inc., a merger & acquisition consulting firm which started in 1987. The company, formerly located in Haddon Heights, New Jersey, served small and medium-sized manufacturing, distribution and service businesses. Mr. Kerr retired from Everingham & Kerr, Inc. in 2008.

        Mr. Kerr is qualified to serve on your Board because he brings extensive experience as a former CPA, entrepreneur, advisor on hundreds of merger and acquisition transactions and public company director for almost two decades. Mr. Kerr's breadth of experiences facilitates his valuable insight in general and, more specifically, his ability to make significant and meaningful contributions to your Board regarding mergers and acquisitions, capital structure and his leadership as Chairman of our Audit Committee.

Michael E.S. Frankel, age 45

        Michael E.S. Frankel, age 45, has served as a director of Onvia (Nasdaq: ONVI) since November 2010. As a member of the Onvia Board of Directors, Mr. Frankel also serves as the Chairman of its Nominating and Governance Committee. Since February 2013, he has served as Chief Financial Officer of Iconology, Inc., d/b/a comiXology, a digital online media company that sells digital comics and graphic novels. Previously, he served as the Managing Partner of Hyde Park Advisory, LLC, a boutique advisory firm that he founded in 2011that provided advisory services on strategic growth including product and market expansion, transaction strategy, financial and business projections and general business strategy. He previously served as Senior Vice-President, Business Development and M&A of LexisNexis Group's Legal and Risk divisions, a leading global provider of content-enabled workflow solutions, from 2008 to 2011, Senior Vice-President, Corporate Development for Information Resources Inc., a provider of enterprise market information solutions and services, from 2005 to 2008, Vice-President, Business Development for GE Capital, the financial services unit of General Electric, from 2003 to 2005, and Vice-President, Corporate Development for VeriSign, Inc., a leading provider of online security, from 2000 to 2003. Mr. Frankel was also an investment banker with Merrill Lynch, Pierce, Fenner & Smith Incorporated, where he served as a financial advisor for numerous public companies in connection with merger and acquisition transactions, and a corporate attorney with the prestigious law firm of Skadden, Arps, Slate, Meagher & Flom LLP where he practiced in its mergers and acquisitions group. Mr. Frankel received M.B.A and J.D. degrees from the University of Chicago.

        Mr. Frankel is qualified to serve on your Board because he brings extensive experience as a general management, corporate development and finance executive, with roles relating to strategy, operational improvement, mergers and acquisitions and product and market expansion, in business sectors including business services, information services, financial technology, software, online content and technology sectors facilitates his valuable insight in mergers and acquisitions and business development matters. Mr. Frankel, a former corporate and mergers and acquisitions attorney at one of the country's most respected law firms, also bring to the Board a strong background in corporate and securities laws and corporate governance matters.

        The nominees recommended by your Board have consented to serving as nominees for election to the Board, to being named in this proxy statement and to serving as members of the Board if elected by RCM's stockholders. As of the date of this proxy statement, RCM has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

        The accompanying WHITE proxy card will not be voted for more than two candidates or for anyone other than the Board's nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Robert B. Kerr and Michael E.S. Frankel to the Board, unless, by marking the appropriate space on the WHITE proxy card, the stockholder instructs that he, she or it withholds authority from the proxy holder to vote.

        As earlier noted, the IRS No. 19 Group, which owns approximately 13.3% of RCM's common stock, has notified us of their intention to nominate two (2) director candidates for election, as well as submit certain stockholder proposals for approval, at the 2013 Annual Meeting in opposition to the two (2) highly-qualified and very experienced director candidates nominated by your Board. Your Board does not endorse the election of any of the IRS No. 19 Group's nominees as director, and we do not endorse any such stockholder proposal. You may receive proxy solicitation materials from the IRS No. 19 Group or other persons or entities affiliated with the IRS No. 19 Group, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the IRS No. 19 Group contained in any proxy solicitation materials filed or disseminated by the IRS No. 19 Group or any other statements that they may otherwise make.

        We urge you to disregard any proxy card or voting instruction form that you may receive from the IRS No. 19 Group and to sign and return only the WHITE proxy card that you receive from RCM. Even a "withhold" vote with respect to the IRS No. 19 Group's nominees on their proxy card will cancel any proxy previously given to RCM. If you previously signed a proxy card sent to you by the IRS No. 19 Group, you can revoke that proxy and vote for the Board's' nominees as described above. Only your latest dated proxy or vote will count.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE IRS NO. 19 GROUP.

Our Current Board Members

        The following section contains information regarding RCM's current directors, their ages, the year in which each first became a director of RCM, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of RCM.

Terms expiring in 2014

Leon Kopyt, Director since 1991, age 68

        Mr. Kopyt has been our President, Chief Executive Officer and Chairman of the Board since 1992. Previously, Mr. Kopyt served as our Chief Financial Officer and Treasurer from 1992 to 1994, and as our Chief Operating Officer from May 1990 to January 1992.

        Mr. Kopyt's extensive experience in leading the Company in an executive capacity for twenty-three years makes Mr. Kopyt, in the collective opinion of the Board, the ideal person to Chair the Board.

S. Gary Snodgrass, Director since 2010, age 62

        Mr. Snodgrass retired from Exelon Corporation in 2007 after ten years of employment as Executive Vice President and Chief Human Resources Officer. Prior to joining Exelon, Mr. Snodgrass was employed by USG Corporation as Vice President of Human Resources from 1973 to 1997. Since 2008, Mr. Snodgrass has been President of the Snodgrass Family Foundation and since 2012, Mayor of the city of St. Augustine Beach, Florida.

        Mr. Snodgrass's extensive experience as a human resources executive facilitates his valuable insights in general and, more specifically, his contributions regarding human resources operational initiatives and issues.

Terms expiring in 2015

Richard D. Machon, Director since 2010, age 67

        Mr. Machon has been providing independent consulting services to major utilities through Machon & Associates since 2000. Prior to his employment as an independent consultant, Mr. Machon held a number of key management positions at Tennessee Valley Authority, Portland General Electric, Impell and Boston Edison. Mr. Machon has also served as Senior Vice President of Operations at PSEG from 2008 to 2010 and as Nuclear Chief Operating Officer at Ontario Power Generation from 1997 to 2000.

        Mr. Machon's extensive experience as an executive in the Power Systems industry facilitates his valuable insight in general and, more specifically, his contributions regarding industry contacts, project proposals, contract negotiations, project management and related matters.

Maier O. Fein, Director since 2012, age 71

        Mr. Fein is a distinguished professional with an extensive and diversified background in technology and science. He was employed by the Naval Undersea Warfare Center ("NUWC") and its predecessor organizations. He began his career as a research physicist in New London, CT and advanced to the position of Engineering Manager in Newport, RI, responsible for major operations and organizational functions while maintaining liaison with the financial, facilities, security and human resource departments.

        Mr. Fein's strong science, engineering, management skills and extensive knowledge of Federal programs and procurements are particularly valuable to the Company's Aerospace and Defense Engineering Division.

 OUR EXECUTIVE OFFICERS

        The following table lists our executive officers. Your Board elects its executive officers annually for terms of one year and may remove any of our executive officers with or without cause.

Name	Age	Position
Leon Kopyt	68	Chairman, Chief Executive Officer, President and Director
Kevin D. Miller	47	Chief Financial Officer, Treasurer and Secretary
Rocco Campanelli	63	Executive Vice President
Timothy Brandt	52	Group Senior Vice President
Michael Saks	57	Senior Vice President

        The business experience of Mr. Kopyt is summarized in "Proposal 1—Election of Directors."

        Kevin D. Miller has served as a Chief Financial Officer, Secretary and Treasurer since October 2008. From July 1997 until September 2008, he was Senior Vice President of RCM. From 1996 until July 1997, Mr. Miller served as an Associate in the corporate finance department of Legg Mason Wood Walker, Incorporated. From 1995 to 1996, Mr. Miller was a business consultant for the Wharton Small Business Development Center. Mr. Miller previously served as a member of both the audit and corporate finance groups at Ernst & Young LLP.

        Rocco Campanelli has served as an Executive Vice President of RCM since June 1999. From September 1995 until June 1999, Mr. Campanelli served as a Senior Vice President of RCM and our General Manager of Professional Engineering. Previously, Mr. Campanelli was a Senior Vice President of Operations and Marketing for Cataract, Inc., a business we acquired in August 1995. From the time he joined Cataract in 1988 until August 1995, Mr. Campanelli held the position of Northeast Regional Manager and Vice President of Operations.

        Timothy Brandt has served as a Group Senior Vice President of RCM since October 2011. From December, 2002 until joining RCM, Mr. Brandt held positions of increasing responsibility for Kforce and Pinkerton Computer Consultants (acquired by Kforce in 2006), ending his tenure in the position of Market President. Mr. Brandt has 20 years of senior leadership experience in IT consulting and solutions including positions with FYI Systems, Paragon Computer Professionals and Computer Systems Development. Mr. Brandt's professional experience started at Xerox Corporation, where he held positions in Sales, Sales Training and Sales Management over a 9 year period starting in 1984.

        Michael Saks has served as Senior Vice President and General Manager of RCM's Health Care Services Division since May 2007. From January 1994 until May 2007 he was the Vice President and GM of RCM Health Care. Prior to joining RCM, Mr. Saks served as a corporate executive at MS Executive Resources, MA Management and Group 4 Executive Search. Mr. Saks has over 29 years of executive management, sales and recruiting experience.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table lists the persons we know to be beneficial owners of at least five percent of our common stock as of October 11, 2013.

Name and Address of Beneficial Owner	Number of Shares		Approximate Percentage of Outstanding Common Stock
Michael O'Connell	1,641,849	(1)	13.3%
c/o Stonnington Group, LLC
515 S. Figueroa Street, Suite 1100
Los Angeles, CA 90071
Columbia Wanger Asset Management, LLC.	1,234,000	(2)	10.0%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
Heartland Advisors, Inc.	1,100,000	(3)	8.9%
789 North Water Street
Milwaukee, WI 53202
Dimensional Fund Advisors LP	1,074,208	(4)	8.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Perritt Capital Management, Inc.	613,425	(5)	5.0%
300 S. Wacker, Suite 2880
Chicago, IL 60606

(1)
Based on Amendment No. 6 to Schedule 13D, dated March 12, 2013 (the "Amendment"), filed with the Commission by IRS Partnership No. 19, L.P. ("IRS 19"), The Leonetti/O'Connell Family Foundation (the "Foundation"), M2O, Inc. ("M2O"), The Michael F. O'Connell and Margo L. O'Connell Revocable Trust (the "Trust"), Michael O'Connell ("Mr. O'Connell" and, collectively with IRS 19, the Foundation, M2O and the Trust, the "O'Connell Entities"), Legion Partners Asset Management LLC ("Legion Partners"), Christopher Kiper ("Mr. Kiper"), Bradley Vizi ("Mr. Vizi") and Roger Ballou ("Mr. Ballou"), in addition to information obtained from several Statements of Changes In Beneficial Ownership of Securities on Form 4, filed by such persons since March 12, 2013 (the "Forms 4"). (Note: All share amounts set forth in this Footnote 1 give effect to the purchases described in the Forms 4.) The Amendment states that IRS 19, M2O, the Trust and Mr. O'Connell may be deemed to have the shared voting and dispositive power over the 1,353,775 shares owned by IRS 19 and that the Foundation and Mr. O'Connell may be deemed to have shared voting and dispositive power over 266,074 shares owned by the Foundation. The Amendment also states that Legion Partners exclusively manages IRS 19's and the Foundation's investment in the Common Shares pursuant to which Mr. Kiper and Mr. Vizi on behalf of Legion Partners manage such investments. As a result, Legion Partners, Mr. Kiper and Mr. Vizi may be deemed to have shared dispositive power with respect to the 1,619,849 shares held by IRS 19 and the Foundation. Mr. Kiper and Mr. Vizi, respectively, also have sole voting and dispositive power over 22,000 and 1,000 shares. This total does not include 5,000 shares as to which Mr. Ballou reports having sole voting and dispositive authority.

(2)
Based on Amendment No. 14 to Schedule 13G, dated February 14, 2013, filed with the Commission by Columbia Wanger Asset Management, LLC ("CWAM"), a registered investment advisor. The Amendment states that CWAM has sole voting power over 1,045,000 of these shares and sole dispositive power over all of these shares. The Amendment also states that Columbia Acorn Trust has sole voting and dispositive power over 640,000 of these shares,, which are included in the amount owned by Columbia Wanger Asset Management, LLC.

(3)
Based on Amendment No. 15 to Schedule 13G, dated February 7, 2013, filed with the Commission. The Amendment states that Heartland Advisors, Inc., a registered investment advisor, and William J. Nasgovitz have shared voting and dispositive power as to all of these shares. The Heartland Value Fund, an account managed by Heartland Advisors, Inc., owns all of these shares.

(4)
Based on Amendment No. 12 to Schedule 13G, dated February 8, 2013, filed with the Commission. The Amendment states that Dimensional Fund Advisors LP, a registered investment advisor, has sole voting power over 1,062,212 of these shares and sole dispositive power as to all of these shares.

(5)
Based on information obtained directly from Perritt Capital Management, Inc., an institutional investment manager, which has sole voting and dispositive power over these shares.

Security Ownership of Management

        The following table lists the number of shares of our common stock beneficially owned, as of October 11, 2013, by each director and director nominee, each of our executive officers, certain members of our senior management, and by our directors and executive officers as a group. In general, beneficial ownership includes those shares a person has the power to vote or transfer, as well as shares owned by immediate family members who live with that person.

Name	Number of Shares	Approximate Percentage of Outstanding Common Stock
Leon Kopyt	502,606	4.1%
Robert B. Kerr	56,087	*
Richard D. Machon	10,000	*
Lawrence Needleman(1)	17,513	*
S. Gary Snodgrass	4,512	*
Maier O. Fein	1,000	*
Kevin D. Miller	389,731	3.2%
Rocco Campanelli	94,269	*
Michael Saks(2)	46,459	*
Timothy Brandt	—	—
Michael E.S. Frankel
All directors and executive officers as a group (10 persons)(3)	1,122,177	9.0%

*
Represents less than one percent of our outstanding common stock.

(1)
Includes 10,000 shares issuable upon the exercise of options under our stock option plans.

(2)
Includes 30,000 shares issuable upon the exercise of options under our stock option plans.

(3)
Includes 40,000 shares issuable upon the exercise of options under our stock option plans.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

        The Compensation Committee (for purposes of this analysis, the "Committee") of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company's compensation philosophy. The Committee seeks to ensure that the total compensation paid to the executives is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executives, including the named executive officers, are similar to those provided to other executive officers.

        Throughout this proxy statement, each of the individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2012, as well as the other individuals included in the Summary Compensation Table on page 14, are referred to as the "named executive officers."

Compensation Philosophy and Objectives

        The Committee believes that the most effective executive compensation program is one that is designed to reward strong annual operating performance by the Company. Where named executive officers focus specifically on one or more areas of the Company's business, the Committee believes that a substantial portion of the cash incentive portion of their compensation should focus on those areas. For the Chief Executive Officer and Chief Financial Officer, the cash incentive portion of their compensation is substantially focused on overall Company financial performance, as the Committee believes that their incentive compensation should be aligned with their focus on overseeing the totality of the Company's operations. Where appropriate, the Committee also considers the achievement of the specific annual, long-term and strategic goals by the Company, and in such cases seeks to align executives' interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should generally include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

        The Committee makes all compensation decisions regarding the compensation of the Chief Executive Officer, Chief Financial Officer and the other named executive officers. In the case of named executive officers other than the Chief Executive Officer and the Chief Financial Officer, the Compensation Committee receives recommendations from the Chief Executive Officer regarding their compensation. Additionally the Committee receives recommendations from the Chief Executive Officer regarding equity awards to all elected officers of the Company.

        The Chief Executive Officer annually reviews the performance of each executive (other than the Chief Executive Officer and the Chief Financial Officer whose performance is reviewed solely by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

        Based on the foregoing objectives, the Committee has structured the Company's annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

Functions of the Compensation Committee

        The Committee's primary functions include:

  •
  reviewing, approving and determining the salaries, annual incentive awards, bonuses and other benefits of RCM's directors and executive officers,

  •
  recommending to RCM's Board amendments to existing stock option plans and the adoption of new stock option plans,

  •
  negotiating, reviewing, approving and determining the adoption of, or amendments to, any compensatory plans, arrangements or agreements between RCM and its executives, and

  •
  establishing and reviewing management perquisites.

Components of Compensation

        The Committee generally structures RCM executives' compensation through a combination of the following:

  •
  Base Salary:  As a general rule, the Committee establishes base salaries for RCM's executives based upon the individual's performance and contribution to RCM. The Committee takes into account base salaries of executives in comparable positions in companies similar to RCM. Some of RCM's executives are parties to employment agreements. The salaries of those executives are based on their agreements.

  •
  Annual Incentive Compensation:  The Committee provides annual incentive awards to RCM's executives to reward their contributions to RCM. Generally, the Committee believes that the best metric for overall financial performance is either earnings before interest, taxes, depreciation and amortization ("EBITDA") or operating income. As discussed in more detail below under "2012 Compensation," Mr. Kopyt's annual incentive award was based solely on RCM's EBITDA. Mr. Miller's annual incentive award is generally determined based on a combination of EBITDA and certain other factors at the discretion of the Chief Executive Officer and the Committee but in 2012 his annual incentive award was based solely on RCM's EBITDA. Other factors may include productivity goals such as organization leadership, mentoring and training of administrative staff, and meeting applicable financial and regulatory filing requirements. The annual incentive awards of all other executives are determined based on RCM's operating income and certain other factors at the discretion of the Chief Executive Officer, based on the guidelines established by the Committee.

  •
  Long-Term Incentive Compensation:  The Committee periodically considers granting stock options and other RCM securities to RCM executives. Any such awards are designed to align the interests of each RCM executive with those of the stockholders, and provide each executive with a significant incentive to manage RCM from the perspective of an owner with an equity stake in the business. When made, awards typically permit executives to acquire RCM's common stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (usually up to ten years). The awards provide a return to the executive only if the market price of the shares appreciates over the option term.

        In considering any potential grant of an equity award, the Committee would consider each executive's:

  •
  position with RCM,

  •
  potential for future responsibility over the option term,

  •
  performance in recent periods, and

  •
  current holdings of RCM stock and options.

        The Committee believes that RCM's financial performance is a better indicator of executive achievement than its stock price. The Committee examines a number of financial indicators in assessing RCM's performance, including:

  •
  net sales,

  •
  operating income,

  •
  net income, and

  •
  earnings per share.

        The Committee does not base compensation decisions upon any precise formula or accord any one factor greater weight than the other factors.

2012 Compensation

  •
  Base Salary:  For 2012, Mr. Kopyt, Mr. Miller, Mr. Campanelli and Mr. Saks did not receive increases to their base salaries. Mr. Brandt's annual base salary was increased from $200,000 to $230,000 in July 2012. Mr. Brandt's salary was increased by the Committee to bring it more in line with what the Committee believes to be the industry standard though no formal study was undertaken.

  •
  Annual Incentive Compensation/Bonus:  Messrs. Kopyt, Miller, Campanelli and Saks were eligible to receive annual cash incentive compensation based on the achievement of certain goals established by the Compensation Committee in late 2011.

    Mr. Kopyt's overall compensation, which is called for by his employment agreement, reflects his high level of policy and decision-making authority and his level of responsibility with respect to RCM's strategic direction and financial and operational results.

    For Mr. Kopyt, these goals were based on overall Company financial performance, measured by the Company's EBITDA. The Committee has chosen EBITDA as the appropriate measure for use as a performance goal as it closely correlates to cash flow. Mr. Kopyt was entitled to receive incentive compensation equal to 2.0% of the Company's EBITDA for fiscal year 2012. These levels were chosen because the Committee believes the percentages when applied to EBITDA will adequately compensate Mr. Kopyt with respect to the compensation philosophy described above. Accordingly, Mr. Kopyt received incentive compensation payment for 2012 of $133,599. This payment represented 20.2% of his annual base salary.

    For Mr. Miller, these goals were based on overall Company financial performance, measured by the Company's EBITDA. The Committee has chosen EBITDA as the appropriate measure for use as a performance goal as it closely correlates to cash flow. Mr. Miller received annual incentive compensation equal to 1% of the Company's EBITDA for fiscal year 2012. These levels were chosen because the Committee believes the percentages when applied to EBITDA will adequately compensate Mr. Miller with respect to the compensation philosophy described above. Accordingly, Mr. Miller received annual incentive compensation payment for 2012 of $66,800. This payment represented 20.2% of his annual base salary.

    The Company's operating vice presidents are entitled to receive incentive compensation based on the achievement by their operating business units with respect to specific financial measures established prior to, or early in, each fiscal year. The Committee believes that linking the performance of the unit managers to their units provides them an incentive to maximize the financial performance of the areas of the Company's business for which they are directly responsible.

    Subject to occasional modification, the methodology for structuring these incentive compensation goals and potential awards is as follow: For each pre-determined financial measure, minimum, target and maximum levels are set. Specified bonuses are established for achievement of the minimum and target levels. For achievement over target, the operating managers are entitled to receive an additional amount consisting of a predetermined percentage of the excess over the established target level, up to an established maximum payment. This is done to give incentive to the manager to exceed his target and be rewarded for growth.

    Mr. Campanelli was entitled to receive annual incentive compensation based on the achievement of the Company's Engineering and Healthcare business units. Minimum targets were based on the achievement of certain percentages of budgeted financial performance. Thus, Mr. Campanelli received annual incentive compensation of $100,000 with respect to the Engineering unit and $0 with respect to the Healthcare unit for a total incentive compensation of $100,000.

    Mr. Brandt is Group Senior Vice President of the Company's IT Consulting Division. Minimum targets were based on the achievement of certain percentages of budgeted financial performance. Mr. Brandt received annual incentive compensation of $150,000.

    Mr. Saks is Senior Vice President of the Company's Health Care Division. Minimum targets are based on the achievement of certain percentages of budgeted financial performance. Mr. Saks received annual incentive compensation of $72,000 for 2012.

  •
  Long-Term Incentive Compensation:  As discussed above, the Committee from time to time considers the granting of equity awards to the named executive officers. Options to purchase 20,000 shares of our common stock and 140,000 restricted stock units were granted to our executive officers or members of our senior management during our fiscal year ended December 29, 2012.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the amount of executive compensation RCM may deduct for federal income tax purposes. In general, Section 162(m) only allows a publicly held corporation to deduct up to one million dollars per year of compensation paid to certain executives. The executives whose compensation is subject to limitation under Section 162(m) are those executives who, as of the close of a corporation's taxable year, are either the chief executive officer (or an individual acting in such capacity), or an executive whose compensation is required to be reported to stockholders under the Securities Exchange Act of 1934, as amended (the "Exchange Act") by reason of that executive being among the four highest compensated officers of a corporation for the taxable year (other than the chief executive officer). Performance-based compensation is not, however, subject to this deduction limitation if it meets certain requirements. One of the requirements is that performance-based compensation be payable only on the attainment of performance goals that have been approved by a corporation's stockholders. Compensation attributable to the exercise of options that are granted with an exercise price at or above the fair market value of the stock subject to the option under a stockholder-approved stock option plan meeting certain requirements is also qualified as performance-based compensation. The compensation committee has generally attempted to structure the compensation it pays to RCM's executives subject to Section 162(m) so that compensation that would exceed the one million dollar limitation otherwise imposed under Section 162(m) will qualify for the exemption noted above for performance-based compensation.

Summary Compensation Table

        The following table lists, for our fiscal years ended December 29, 2012 and December 31, 2011 cash and other compensation paid to, or accrued by us for, our chief executive officer, our chief financial officer and each of the persons who, based upon total annual salary, annual incentive compensation and bonus, was one of our other three most highly compensated executives during the fiscal year ended December 29, 2012.

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Equity Awards(1)	All Other Compensation(2)	Total
Leon Kopyt	2012	$660,000	—	$133,599	$224,800	$41,001	$1,059,400
President and CEO	2011	$660,000	—	$165,360	—	$39,974	$865,334
Kevin D. Miller	2012	$330,000	—	$66,800	$196,700	$37,778	$631,278
CFO, Treasurer and	2011	$330,000	—	$82,680	—	$32,431	$445,111
Secretary
Rocco Campanelli	2012	$300,000	—	$100,000	$196,700	$23,562	$620,262
Executive Vice President	2011	$300,000	—	$121,688	—	$22,844	$444,532
Timothy Brandt	2012	$214,423	—	$150,000	$140,398	$22,144	$526,965
Group Sr. Vice President	2011	$46,154	$25,000	—	—	$2,768	$73,922
Michael Saks	2012	$175,000	—	$72,000	$84,300	$17,622	$348,922
Senior Vice President	2011	$175,000	—	$74,375	—	$20,362	$269,737

(1)
These amounts are based upon the grant date fair value of the stock option awards and restricted share awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The assumptions used in determining the amounts in the column are set forth in note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012 filed with the Commission.

(2)
This amount represents (i) premiums in the amount of $269 we paid in 2012 for life and disability insurance on each of the officers named in this table; (ii) premiums we paid during our 2012 for medical, dental and vision insurance on each of the officers named in this table as follows: Leon Kopyt: $16,943; Kevin Miller: $21,925; Rocco Campanelli: $10,937; Timothy Brandt: $9,913; and Michael Saks: $6,197; (iii) matching contributions in the amount of $625 that were made for the 2012 fiscal year for Kevin Miller, Rocco Campanelli, Timothy Brandt and Michael Saks in accordance with RCM's retirement savings plan adopted pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended; and (iv) the following approximated amounts for Company leased automobiles or monthly automobile allowances and related expenses: Leon Kopyt: $22,839, Kevin Miller: $15,228, Rocco Campanelli: $12,000; Timothy Brandt: $12,231; and Michael Saks: $10,800.

During our 2012 and 2011 fiscal years, certain of the officers named in this table received personal benefits not reflected in the amounts of their respective annual salaries or bonuses. The dollar amount of these benefits did not, for any individual in any fiscal year, exceed $10,000.

Grants of Plan Based Awards

        Options to purchase 20,000 shares of our common stock and 140,000 restricted stock units were granted to our executive officers or members of our senior management during our fiscal year ended December 29, 2012. We have never granted any stock appreciation rights. As discussed above, cash incentive plan compensation was paid to certain of our named executive officers during the fiscal year ended December 29, 2012.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning outstanding options to purchase shares of common stock and restricted share units as of December 29, 2012.

	Option Awards				Stock Awards
								Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
							Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
					Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested
	Number of Securities Underlying Unexercised Options
			Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
Leon Kopyt	—	—	—	—	40,000	212,800	—	—
Kevin D. Miller.	—	—	—	—	35,000	186,200	—	—
Rocco Campanelli	—	—	—	—	35,000	186,200	—	—
Timothy Brandt.	—	20,000	$5.40	1/10/2022	15,000	79,800	—	—
Michael Saks.	15,000	—	$4.40	6/27/2015	15,000	79,800	—	—
	15,000	—	$4.91	12/27/2015

(1)
Consists of restricted share units.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Lawrence Needleman (Chair)
Robert B. Kerr
S. Gary Snodgrass

Compensation of Directors

        Our employee directors do not receive any compensation for serving on your Board or its committees, other than the compensation they receive for serving as employees of RCM.

        The Board of Directors has approved a compensation package for non-employee directors, which became effective in July 2009. Under the arrangement, each non-employee director receives a retainer fee of $36,000 per year as compensation for service on the Board. In addition to the retainer fee, each eligible non-employee director is paid meeting attendance fees of $750 for each Board meeting and $300 for each Committee meeting in excess of four that is held on a date other than the date of a Board meeting.

        All employee and non-employee directors also are eligible to receive equity awards. 85,000 restricted stock units were issued to Directors in 2012.

        The following table lists cash and other compensation paid to, or accrued by us for, your Board for our fiscal year ended December 29, 2012.

Director Compensation Table

Name and Principal Position	Fees Earned Or Paid In Cash	Equity Awards(1)	All Other Compensation	Total
Maier O. Fein	$12,000	$28,100		$40,100
Robert B. Kerr	$36,750	$56,200	—	$92,950
Richard D. Machon(2)	$36,750	$56,200	$45,441	$138,391
Lawrence Needleman	$36,750	$56,200	—	$92,950
S. Gary Snodgrass	$36,750	$56,200	—	$92,950

(1)
These amounts are based upon the grant date fair value of the option awards calculated in accordance with ASC Topic 718. The assumptions used in determining the amounts in the column are set forth in Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012 filed with the Commission. As of December 29, 2012, each director has the following number of options outstanding: Maier O. Fein: 0; Robert B. Kerr: 0; Richard D. Machon: 0; Lawrence Needleman: 10,000; S. Gary Snodgrass: 0.

(2)
Mr. Machon from time to time provides consulting services to the Company or for clients of the Company through Mr. Machon's company, Machon & Associates. The Company paid Machon & Associates approximately $45,441 during fiscal 2012.

        Leon Kopyt, the Company's Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his services as director. The compensation received by Mr. Kopyt as employee of the Company is shown in the Summary Compensation Table on page 28.

Employment Agreement for Mr. Kopyt

        The Company has an employment agreement with its Chief Executive Officer and President, Leon Kopyt, which currently provides for an annual base salary of $0.7 million and other customary benefits. In addition, the agreement provides that Mr. Kopyt's annual bonus be based on EBITDA, defined as earnings before interest, taxes, depreciation and amortization. The agreement is for a rolling term of three years, which automatically extends each year for an additional one-year period on February 28 of each year. The agreement expires on February 28, 2016. The employment agreement is terminable by the Company upon Mr. Kopyt's death or disability, or for "good and sufficient cause," as defined in the agreement.

Termination Benefits Agreement for Leon Kopyt

        The Company is party to a Termination Benefits Agreement with Mr. Kopyt, dated March 18, 1997 and amended on December 12, 2007 primarily to comply with the requirements of section 409A of the Internal Revenue Code of 1986 (the "Benefits Agreement"). Pursuant to the Benefits Agreement, following a Change in Control (as defined therein), the remaining term of Mr. Kopyt's employment is extended for five years (the "Extended Term"). If Mr. Kopyt's employment is terminated thereafter by the Company other than for cause, or by Mr. Kopyt for good reason (including, among other things, a material change in Mr. Kopyt's salary, title, reporting responsibilities or a change in office location which requires Mr. Kopyt to relocate), then the following provisions take effect: the Company is obligated to pay Mr. Kopyt a lump sum equal to his salary and bonus for the remainder of the Extended Term; and the Company shall be obligated to pay to Mr. Kopyt the amount of any excise tax associated with the benefits provided to Mr. Kopyt under the Benefits Agreement. If such a termination had taken place as of December 29, 2012, Mr. Kopyt would have been entitled to cash payments of approximately $6.1 million (representing salary and excise tax payments).

        A Change in Control as defined in the Benefits Agreement includes, among other things, the occurrence of a contested proxy solicitation of the Company's stockholders with respect to the election of directors that results in the contesting party electing one or more nominees to the Board. As a result, the election to the Board of either or both of the IRS No. 19 Group's nominees would constitute a Change in Control under the Benefits Agreement.

        A Change in Control does not include a transaction whereby the Company sells, exchanges, transfers or otherwise disposes of substantially all of the assets in a transaction approved by at least two-thirds of the Board.

Severance Agreement for Leon Kopyt

        The Company is party to a Severance Agreement with Mr. Kopyt, dated June 10, 2002 and amended on December 12, 2007 primarily to comply with the requirements of section 409A of the Internal Revenue Code of 1986 (the "Severance Agreement"). The agreement provides for certain payments to be made to Mr. Kopyt and for the continuation of Mr. Kopyt's employee benefits for a specified time after his service with the Company is terminated other than "for cause," as defined in the Severance Agreement, including upon termination by Mr. Kopyt for "good reason" as defined in the Severance Agreement.

        Under the Severance Agreement, Mr. Kopyt will be deemed to have terminated his employment with the Company for "good reason" if he terminates his employment for any reason during the one-month period commencing twelve months following a Change in Control as defined in the Benefits Agreement. As discussed above, the election to the Board of one or more of the IRS No. 19 Group's nominees would constitute a Change in Control under the Benefits Agreement, and as such, Mr. Kopyt would be able to trigger the payment of his benefits under the Severance Agreement of his own accord during the one-month period commencing twelve months following such election. Amounts payable to Mr. Kopyt under the Severance Agreement would be offset and reduced by any amounts received by Mr. Kopyt after his termination of employment under his employment agreement and the Benefits Agreement, which are supplemented and not superseded by the Severance Agreement. If Mr. Kopyt had been terminated as of December 29, 2012, then under the terms of the Severance Agreement, and after offsetting any amounts that would have been received under his current employment agreement and the Benefits Agreement, he would have been entitled to cash payments of approximately $4.5 million, inclusive of employee benefits. For the avoidance of doubt, in the event that Mr. Kopyt receives the cash payments of approximately $6.1 million under his Benefits Agreement, he will not receive any payment pursuant to the Severance Agreement.

Executive Severance Agreements with Kevin Miller and Rocco Campanelli

        The Company is a party to Executive Severance Agreements (the "Executive Severance Agreements") with Rocco Campanelli, the Company's Executive Vice President, and Kevin Miller, the Company's Chief Financial Officer, which set forth the terms and conditions of certain payments to be made by the Company to each executive in the event, while employed by the Company, such executive experiences (a) a termination of employment unrelated to a "Change in Control" (as defined therein) or (b) there occurs a Change in Control and either (i) the executive's employment is terminated for a reason related to the Change in Control or (ii) the executive remains continuously employed with the Company for a specified period of time following the Change in Control (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller).

        Under the terms of the Executive Severance Agreements, if either (a) the executive is involuntarily terminated by the Company for any reason other than "Cause" (as defined therein), "Disability" (as defined therein) or death, or (b) the executive resigns for "Good Reason" (as defined therein), and, in each case, the termination is not a "Termination Related to a Change in Control" (as defined below), the executive will receive the following severance payments: (i) an amount equal to 1.5 times the sum of (a) the executive's annual base salary as in effect immediately prior to the termination date (before taking into account any reduction that constitutes Good Reason) ("Annual Base Salary") and (b) the highest annual bonus paid to the executive in any of the three fiscal years immediately preceding the executive's termination date ("Bonus"), to be paid in installments over the twelve month period following the executive's termination date; and (ii) for a period of eighteen months following the executive's termination date, a monthly payment equal to the monthly COBRA premium that the executive is required to pay to continue medical, vision, and dental coverage, for himself and, where applicable, his spouse and eligible dependents.

        Notwithstanding the above, if the executive has a termination as described above and can reasonably demonstrate that such termination would constitute a Termination Related to a Change in Control, and a Change in Control occurs within 120 days following the executive's termination date, the executive will be entitled to receive the payments set forth below for a Termination Related to a Change in Control, less any amounts already paid to the executive, upon consummation of the Change in Control.

        Under the terms of the Executive Severance Agreements, if a Change in Control occurs and (a) the executive experiences a Termination Related to a Change in Control on account of (i) an involuntary termination by the Company for any reason other than Cause, death, or Disability, (ii) an involuntary termination by the Company within a specified period of time following a Change in Control (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller) on account of Disability or death, or (iii) a resignation by the executive with Good Reason; or (b) a resignation by the executive, with or without Good Reason, which results in a termination date that is the last day of the specified period (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller) following a Change in Control, then the executive will receive the following severance payments: (1) a lump sum payment equal to two times the sum of the executive's (a) Annual Base Salary and (b) Bonus; and (2) a lump sum payment equal to twenty-four multiplied by the monthly COBRA premium cost, as in effect immediately prior to the executive's termination date, for the executive to continue medical, dental and vision coverage, as applicable, in such Company plans for himself and, if applicable, his spouse and eligible dependents.

        The Executive Severance Agreements provide that if the executive remains continuously employed for a specified period of time following a Change in Control (i.e., twelve months for Mr. Campanelli and three months for Mr. Miller) and is employed by the Company on the last day of such specified period, the executive will receive a lump sum payment equal to two times the sum of the executive's (a) Annual Base Salary and (b) Bonus (the "Change in Control Payment"). If the executive receives the Change in Control Payment, the executive will not be eligible to receive any severance payments under his Executive Severance Agreement.

 COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        We believe that, during our fiscal year ended December 29, 2012, our executive officers and directors made all required filings under Section 16(a) of the Securities Exchange Act on a timely basis. Our belief is based solely on:

  •
  our review of copies of forms filed pursuant to Section 16(a) and submitted to us during and with respect to our fiscal year ended December 29, 2012 and

  •
  representations from the Company's directors, executive officers and beneficial owners of more than 10% of our Common Stock that they have complied with all Section 16(a) filing requirements with respect to 2012.

BOARD MEETINGS AND COMMITTEES

        Your Board has an audit committee, a compensation committee and a nominating and corporate governance committee. The committees report their actions to the full Board at the Board's next regular meeting. The following table shows on which of your Board's committees each of our directors served.

        Your Board held five meetings in the fiscal year ended December 29, 2012. The Company does not have a specific written policy with regard to attendance of directors at our annual meetings of stockholders, although board member attendance is strongly encouraged. All directors attended the 2012 Annual Meeting. All current directors attended all board meetings except for one meeting in which one director could not attend. All directors attended all meetings of the committees on which each director served. At each meeting of the Board of Directors, there was an executive session attended only by the Independent Directors.

Committee
Board Member	Audit	Compensation	N&CG
Leon Kopyt
Maier O. Fein
Robert B. Kerr	X	X	X
Richard D. Machon(1)
Lawrence Needleman	X	X	X
S. Gary Snodgrass	X	X	X

(1)
Mr. Machon left the Compensation Committee on February 13, 2013.

General Duties of Each Committee

        The general duties of each committee are as follows:

  Audit Committee

        The Board of Directors has adopted a written Audit Committee Charter. A copy of the Audit Committee Charter is posted on our website under "Investors—Corporate Governance."

  •
  Reviews our financial and accounting practices, controls and results, reviews the scope and services of our auditors and appoints our independent auditors.

  •
  Met four times during our fiscal year ended December 29, 2012.

  •
  See "Report of the Audit Committee" below.

  •
  Review and approve related parties transactions.

  Compensation Committee

        The Board of Directors has adopted a written Compensation Committee Charter. A copy of the Compensation Committee Charter is posted on our website under "Investors—Corporate Governance."

  •
  Determines the compensation of our officers and employees.

  •
  Administers our stock option plans.

  •
  Met four times during our fiscal year ended December 29, 2012.

  •
  See "Compensation Committee Report" above.

  Nominating & Corporate Governance Committee

        The Board of Directors has adopted a written Nominating & Governance Committee Charter. A copy of the Nominating & Governance Committee Charter is posted on our website under "Investors—Corporate Governance."

  •
  Identifies and evaluates potential nominees for election to the Board.

  •
  Develops and recommends corporate governance principles for adoption by the Board.

  •
  Oversees the evaluation of management, the Board and committees of the Board.

  •
  Met one time during our fiscal year ended December 29, 2012.

Independence of Committees

        The Board of Directors has determined each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board meets the independence requirements applicable to members of those committees as prescribed by the NASDAQ Stock Market, LLC, the Commission and the Internal Revenue Service. The Board of Directors has further determined that Robert B. Kerr, Chair of the Audit Committee, is an "audit committee financial expert" as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the Commission.

Director Nominations

        The Nominating and Corporate Governance Committee's charter does not include formal requirements for the nominating process. The Nominating and Corporate Governance Committee believes that candidates for director should meet certain minimum qualifications, including being able to read and understand financial statements, having substantial business experience, having high moral character and personal integrity, and having sufficient time to attend to their duties and responsibilities to RCM. Exceptional candidates who do not meet all of these criteria may still be considered. The Nominating and Corporate Governance Committee will also consider the potential director's independence, whether the member would be considered an "Audit Committee Financial Expert" as described in the applicable SEC standards, and the diversity that the potential director would add to the Board of Directors in terms of gender, ethnic background, and professional experience. With respect to their consideration of diversity of background, the Nominating and Corporate Governance Committee does not have a formal policy of assessing diversity with respect to any particular qualities or attributes.

        The Nominating and Corporate Governance Committee identifies potential candidates through its members' networks of contacts, by soliciting recommendations from other directors or executive officers, major stockholders and, as appropriate, engaging search firms to identify and screen suitable director nominees. After the Nominating and Corporate Governance Committee has identified a potential candidate, publicly available information about the person is collected and reviewed. If the Nominating and Corporate Governance Committee decides to further pursue the potential candidate after this initial review, contact is made with the person. If the potential candidate expresses a willingness to serve on the Board of Directors, interviews are conducted with the potential candidate and additional information is requested. Candidates are chosen by a majority vote of the members of the Nominating and Corporate Governance Committee for recommendation to the Board of Directors.

        The Nominating and Corporate Governance Committee will consider stockholder recommendations for director candidates on the same basis as other candidates, provided that the following procedures are followed in submitting recommendations. All such stockholder recommendations should be submitted in writing to the attention of Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109 no later than July 8, 2014 and should be accompanied by (i) the potential candidate's five-year employment history with employer names and a description of the employer's business, the candidate's experience with financial statements, and the candidate's other board membership(s); (ii) a written consent of the director candidate to stand for election if nominated by the Nominating and Corporate Governance Committee and approved by the Board of Directors, and to serve if elected by the stockholders; and (iii) proof of ownership of RCM's common stock by the person submitting the recommendation.

Communications with the Board

        Stockholders may send communications to the Board of Directors in writing, addressed to the full Board of Directors, individual directors or a specific committee of the Board of Directors, in care of Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109. In general, all stockholder communications sent to our Secretary for forwarding to the Board of Directors or to specified Board members will be forwarded in accordance with the sender's instructions. However, our Secretary reserves the right not to forward any personally abusive, threatening or otherwise inappropriate materials.

 PROPOSAL 2

 RATIFICATION OF THE AUDIT COMMITTEE'S
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected EisnerAmper LLP ("EisnerAmper") to serve as our independent registered public accounting firm for the current fiscal year ending December 28, 2013. Ratification by our stockholders will be sought by your Board for the selection of EisnerAmper as our independent registered public accounting firm to audit our accounts and records for the fiscal year ending December 28, 2013, and to perform other appropriate services. Such stockholder ratification is not required by our Bylaws or other applicable legal requirements. However, your Board is submitting our Audit Committee's selection of EisnerAmper to our stockholders for ratification as a matter of good corporate practice. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to ratify such selection. In the event that a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of EisnerAmper, the Audit Committee will reconsider such selection. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of us and our stockholders.

        We expect that one or more representatives of EisnerAmper will be present at the 2013 Annual Meeting. The representatives will have an opportunity to make a statement if they so desire and to respond to appropriate questions posed by our stockholders.

Fees Billed by EisnerAmper during 2012 and 2011

        Audit Fees.    Fees billed to the Company by EisnerAmper for audit services rendered by EisnerAmper for the audit of the Company's 2012 annual financial statements, for the review of those financial statements included in the Company's Quarterly Reports on Form 10-Q, and for services that are normally provided by EisnerAmper in connection with statutory and regulatory filings or engagements, totaled approximately $159,000. Fees billed to the Company by EisnerAmper for audit services rendered by EisnerAmper for the audit of the Company's 2011 annual financial statements, for the review of those financial statements included in the Company's Quarterly Reports on Form 10-Q, and for services that are normally provided by EisnerAmper in connection with statutory and regulatory filings or engagements, totaled approximately $157,500.

        Audit-Related Fees.    Fees billed to the Company by EisnerAmper during 2012 and 2011 for audit-related services that were reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the preceding paragraph totaled $3,500 and $3,928, respectively.

        Tax Fees.    Fees billed to the Company by EisnerAmper during 2012 and 2011 for professional services rendered for tax compliance, tax advice and tax planning totaled $0 and $4,030, respectively.

        All Other Fees.    Fees billed to the Company EisnerAmper during 2012 and 2011 for all other services totaled $0 and $1,500, respectively. EisnerAmper does not audit the Company's 401(k) plan.

        The Audit Committee has considered whether EisnerAmper LLP's provision of services other than professional services rendered for the audit and review of our financial statements is compatible with maintaining EisnerAmper LLP's independence, and has determined that it is so compatible.

        All audit, audit-related, tax and other services were pre-approved by the Audit Committee pursuant to applicable regulations. The Audit Committee currently pre-approves all engagements of the Company's accountants to provide both audit and non-audit services, and has not established formal pre-approval policies or procedures. The Audit Committee did not approve any non-audit services pursuant to Rule 2-01 (c) (7) (i) (C) of Regulation S-X during 2012.

        YOUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION BY OUR AUDIT COMMITTEE OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2013.

 PROPOSAL 3

 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission (the "SEC"). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

        The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in the Compensation Discussion and Analysis, we believe that our compensation policies and decisions are designed to reward strong annual operating performance by the Company.

        Accordingly, your Board is asking stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding, advisory vote "FOR" the following resolution:

          "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders.

        Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Compensation Committee or the Board. Nevertheless, the views expressed by stockholders, whether through this vote or otherwise, are important to Company management and your Board and, accordingly, your Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your advisory vote serves as an additional tool to guide the Compensation Committee and your Board in continuing to align the Company's executive compensation program with the interests of the Company and its stockholders and is consistent with our commitment to high standards of corporate governance.

        This vote is not intended to express a view on any specific element of pay, but rather the overall compensation program and philosophy for our named executive officers described in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure as set forth in the "Executive Compensation" section of this proxy statement. We encourage you to carefully review these disclosures and to indicate your support for our named executive officer compensation program.

        YOUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS PRESENTED IN THIS PROXY STATEMENT.

 PROPOSAL 4

 ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

        The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders to vote, on a non-binding, advisory basis, regarding how frequently in the future we should solicit advisory votes on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every year, every two years or every three years by voting on the resolution below:

          "RESOLVED, that the alternative of soliciting advisory stockholder approval of the compensation of our named executive officers once every one, two or three calendar years that receives the greatest number of votes at the Meeting, cast by persons either voting in person or by proxy, shall be considered the frequency preferred by the stockholders."

        After considering the benefits and consequences of each alternative, your Board recommends that the advisory vote on the compensation of our named executive officers be submitted to stockholders every year. Your Board believes that an annual advisory vote on the compensation of our named executive officers will provide stockholders with the ability to express their views on our executive compensation policies and practices in a timely fashion so that we are able to consult with our stockholders on a prompt basis and consider their input in making future decisions on executive compensation. Our executive compensation program is administered by our Compensation Committee, as described in this proxy statement. Compensation decisions are complex and, with respect to our named executive officers, are disclosed in our proxy statement. We believe that establishing an annual time frame for holding stockholder advisory votes on executive compensation will both enhance stockholder communication and enable us to consider, engage with and respond to stockholders regarding expressed concerns or other feedback on a prompt basis.

        While your Board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead being asked to indicate their preferences, on a non-binding, advisory basis, as to whether an advisory vote on the approval of compensation for our named executive officers should be held every year, every two years or every three years.

        Your Board and Compensation Committee value the opinions of stockholders on this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider this in deciding how often to hold advisory votes on the compensation of our named executive officers. However, because this vote is advisory and therefore not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that we hold these advisory votes more or less frequently than the option preferred by stockholders. The vote will not be construed to create or imply any change in or addition to the fiduciary duties of the Board or the Company.

        YOUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR "ONE YEAR" AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL 5

 STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY THAT THE CHAIRMAN OF YOUR BOARD BE AN INDEPENDENT DIRECTOR ACCORDING TO THE DEFINITION SET FORTH IN THE NASDAQ LISTING STANDARDS

        In the Notice, the IRS No. 19 Group provided written notice to RCM of its intent to present a non-binding proposal at the 2013 Annual Meeting requesting that the Board adopt a policy that the Chairman of your Board be an independent director according to the definition set forth in the NASDAQ listing standards. The full text of this proposal is set forth in Annex B to this proxy statement. Your Board believes that this proposal is not in the best interests of RCM and its stockholders.

        Your Board believes that RCM and its stockholders are best served by having Mr. Kopyt, RCM's Chief Executive Officer, also serve as Chairman of the Board. We believe that the overlap between your Board and executive management has been advantageous to us, in that we have benefited from strong, clear, consistent and cohesive leadership, with Mr. Kopyt setting the tone and having ultimate responsibility for all of our operating and strategic functions, thus providing unified leadership and direction for your Board and our operational functions.

        While your Board has never concluded that the role of Chairman of the Board must always be held by a senior executive, your Board believes that it should retain the necessary flexibility to determine whether the positions of Chairman of the Board and Chief Executive Officer should be held by the same person or by separate persons based on the leadership needs of RCM at any particular time. Adopting a policy to restrict the Board's discretion in selecting the Chairman of the Board, as well as restricting the ability to combine the positions of Chairman and Chief Executive Officer, would deprive your Board of the ability to select the most qualified and appropriate individual to lead the Board as Chairman. Your Board has given careful consideration to separating the roles of Chairman and Chief Executive Officer and has determined that RCM and its stockholders are best served by having Mr. Kopyt continue to serve as both Chairman of the Board and Chief Executive Officer. Mr. Kopyt's combined role as Chairman of the Board and Chief Executive Officer promotes unified leadership and direction for your Board and executive management and it allows for a single, clear focus for the chain of command to execute RCM's strategic initiatives and business plans.

        In 2013, as part of your Board's ongoing review of its corporate governance practices, your Board adopted a policy to appoint a Lead Independent Director when the roles of Chairman of the Board and Chief Executive Officer are combined. Our Lead Independent Director is an independent director who is elected annually by the independent members of the Board. Our Lead Independent Director: (i) presides at all meetings of the Board at which the Chairman is not present including presiding at executive sessions of the Board (without management present) at every regularly scheduled Board meeting, (ii) serves as a liaison between the Chairman (and management) and the independent directors, (iii) approves meeting agendas, time schedules and other information provided to the Board, and (iv) is available for direct communication and consultation with major stockholders, as appropriate, upon request. RCM's Lead Independent Director also has the authority to call meetings of the independent directors.

        Robert B. Kerr, a member of the Board since 1994, currently serves as our Lead Independent Director. Mr. Kerr, who also serves as Chairman of the Board's Audit Committee, is an exemplary director and the consummate professional. We consider the breadth of his experience—as a former CPA, entrepreneur, advisor on hundreds of mergers and acquisition transactions and a public company director for almost two decades—to be a tremendous asset to RCM.

        We believe that having a combined Chairman and CEO, Board committees comprised entirely of independent directors and a Lead Independent Director currently provides the best Board leadership structure for RCM. This structure, together with our other strong corporate governance practices, provides robust independent oversight of management while ensuring clear strategic alignment throughout RCM. Specifically, Mr. Kopyt proposes strategic priorities to the Board (with input from the Lead Independent Director), communicates the Board's guidance to management, and is ultimately responsible for implementing RCM's key strategic initiatives.

        Your Board believes that requiring that the Chairman of the Board be an independent director is not necessary to ensure that your Board provides independent and effective oversight of RCM's business and affairs. Such oversight is maintained at RCM through the composition of your Board, the strong leadership and engagement of our independent directors, Board committees and Lead Independent Director, and our highly effective corporate governance structures and processes already in place. RCM's strong and independent Board, together with our Lead Independent Director, effectively oversees our management and provides vigorous oversight of RCM's business and affairs. Your Board is composed of independent, active and effective directors. Mr. Kopyt is the only member of executive management who is also a director. Your Board and its committees vigorously oversee the effectiveness of management policies and decisions, including the execution of key strategic initiatives. Each of the Board's Audit, Compensation, and Nominating & Corporate Governance Committees is composed entirely of independent directors. Consequently, independent directors directly oversee such critical matters as the integrity of RCM's financial statements, the compensation of executive management, including Mr. Kopyt's compensation, the selection and evaluation of directors, and the development and implementation of corporate governance programs. The Compensation Committee, together with the other independent directors, conducts an annual performance review of the Chairman and Chief Executive Officer, assessing RCM's financial and non-financial performance and the quality and effectiveness of Mr. Kopyt's leadership.

        Your Board believes that RCM's Corporate Governance Guidelines, which are available on RCM's website, help ensure that strong and independent directors will continue to play the central oversight role necessary to maintain RCM's commitment to the highest quality corporate governance. Pursuant to these governance principles, non-management Board members meet at regularly scheduled executive sessions without management present in conjunction with each in-person Board meeting. The Lead Independent Director presides over these meetings. In addition, the Lead Independent Director may call such meetings of the non-management Board members as he or she deems necessary or appropriate and may also be designated by the Chairman of the Board and Chief Executive Officer to preside at any Board or stockholder meeting. The Lead Independent Director also reviews and approves all Board meeting schedules and agendas and consults with the Chairman of the Board and Chief Executive Officer regarding other information sent to the Board in connection with Board meetings or other Board action. Moreover, consistent with our philosophy of empowering each member of your Board, each Board member may place items on the agenda for Board meetings or raise subjects that are not on the agenda for that meeting. In addition, each Board member has complete and open access to any member of management and to the chairman of each Board committee for the purpose of discussing any matter related to the work of such committee.

        In sum, your Board believes that RCM and its stockholders have been and continue to be well served by having Mr. Kopyt serve as both Chairman of the Board and Chief Executive Officer. The current leadership model, when combined with the current composition of your Board and the other elements of our governance structure, including, but not limited to, the appointment of a Lead Independent Director, strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of RCM's business and affairs.

        As discussed elsewhere in this proxy statement, your Board has expended a considerable amount of effort in attempting to engage the IRS No. 19 Group in a constructive dialogue as to a framework for avoiding a contested solicitation at the 2013 Annual Meeting. In addition to insisting that RCM only declassify the Board in a manner that ensures that their nominees can be elected to a three-year term and, accordingly, do not need to stand for election until the 2016 annual meeting, the IRS No. 19 Group also required, as a condition to agreeing to any settlement, that its Board nominee, Bradley Vizi, a 29-year old finance professional with little background in corporate governance, be named Lead Independent Director in lieu of Mr. Kerr, who brings to the role of Lead Independent Director almost two decades of experience as an independent public company director. Your Board believes, given the strong focus of the IRS No. 19 Group in ensuring that its Board nominee be named to the role of Lead Independent Director and be in a position to substantially dominate the Board and place the agenda of the IRS No. 19 Group before the Board, this proposal is clearly an attempt by the IRS No. 19 Group to advance its own self-interest, which is inconsistent with the best interests of RCM and its stockholders as a whole.

        This proposal is non-binding on the Company. The affirmative vote of a majority of the votes cast on the matter will be required to adopt this non-binding proposal, if it is presented at the 2013 Annual Meeting by the IRS No. 19 Group. Your Board unanimously recommends a vote "AGAINST" this proposal. In addition, because RCM does not support this proposal, it does not intend to present it in the event that the proposal is not presented at the 2013 Annual Meeting by the IRS No. 19 Group.

        YOUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THIS PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY THAT THE BOARD'S CHAIRMAN BE AN INDEPENDENT DIRECTOR ACCORDING TO THE DEFINITION SET FORTH IN THE NASDAQ LISTING STANDARDS.

 REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's outside auditors all financial statements prior to their issuance. Management advised the Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles, and reviewed significant accounting issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Committee also discussed with EisnerAmper LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures made and letter given to the Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence.

        In addition, the Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

        Taking all of these reviews and discussions into account, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2012 for filing with the Securities and Exchange Commission.

Audit Committee

Robert B. Kerr (Chair)
Lawrence Needleman
S. Gary Snodgrass

 CORPORATE GOVERNANCE MATTERS

        Board Independence.    The Board has determined that Messrs. Fein, Kerr, Machon, Needleman and Snodgrass are "independent directors" as defined in Marketplace Rule 5606(a)(2) of the NASDAQ Stock Market LLC and, if elected, Mr. Frankel will also qualify as an "independent director" under such definition.

        Stockholder Communications with the Board.    Stockholders may send communications to the Board of Directors in writing, addressed to the full Board of Directors, individual directors or a specific committee of the Board of Directors, care of Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109. In general, all stockholder communications sent to our Secretary for forwarding to the Board of Directors, or to specified Board members, will be forwarded in accordance with the sender's instructions. However, our Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

        Director Attendance at Annual Meetings.    The Company encourages all of the directors to attend the annual meeting of stockholders. The 2012 Annual Meeting of Stockholders was attended by all of the directors.

        Code of Conduct and Code of Ethics.    We have adopted a Code of Conduct applicable to all of our directors, officers and employees. In addition, we have adopted a Code of Ethics, within the meaning of applicable SEC rules, applicable to our Chief Executive Officer, Chief Financial Officer and Controller. Both our Code of Conduct and Code of Ethics are available free of charge by sending a written request to Kevin D. Miller, Secretary, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109. If we make any amendments to either of these Codes (other than technical, administrative, or other non-substantive amendments), or waive (explicitly or implicitly) any provision of the Code of Ethics to the benefit of our Chief Executive Officer, Chief Financial Officer or Controller, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in the investor relations portion of our website at www.rcmt.com, or in a report on Form 8-K that we file with the SEC.

        Related Party Transaction Approval Policy.    Our Code of Conduct mandates that officers and directors bring promptly to the attention of our Compliance Officer, currently our Chief Financial Officer, any transaction or series of transactions that may result in a conflict of interest between that person and the Company. Furthermore, our Audit Committee must review and approve any "related party" transaction as defined in Item 404(a) of Regulation S-K, promulgated by the Securities and Exchange Commission, before it is consummated. Following any disclosure to our Compliance Officer, the Compliance Officer will then typically review with the Chairman of our Audit Committee the relevant facts disclosed by the officer or director in question. After this review, the Chairman of the Audit Committee and the Compliance Officer determine whether the matter should be brought to the Audit Committee or the full Board for approval. In considering any such transaction, the Audit Committee or the Board, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Company to engage in the transaction, whether the terms of the transaction are at arm's length and the overall fairness of the transaction to the Company. If a member of the Audit Committee or the Board is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

        Risk Oversight by the Board.    The role of your Board in our risk oversight process includes receiving regular reports from members of management on areas of material risk to us, including operational, financial, legal and strategic risks.

        In particular, our Audit Committee is tasked pursuant to its charter to "discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures." As appropriate, the Chairman of the Audit Committee reports to the full Board on the activities of the Audit Committee in this regard, allowing the Audit Committee and the full Board to coordinate their risk oversight activities.

        As one component of our risk oversight and anti-fraud program, our Audit Committee has established complaint reporting procedures described under "Compliance Policy" in the "Investors" section of our website at www.rcmt.com. These procedures indicate how to submit complaints to our Audit Committee regarding concerns about our accounting practices, our adherence to financial policies and procedures, or our compliance with the Sarbanes-Oxley Act of 2002. Once received, grievances are reviewed by the Chairman of the Audit Committee for consideration.

        Board Leadership Structure.    Mr. Kopyt has been both our Chief Executive Officer and the Chairman of your Board since 1992. We believe that the overlap between your Board and executive management has been advantageous to us, in that we have benefited from strong, clear, consistent and cohesive leadership, with Mr. Kopyt setting the tone and having ultimate responsibility for all of our operating and strategic functions, thus providing unified leadership and direction for your Board and our operational functions. While your Board has never concluded that the role of Chairman must always be held by a senior executive, and reserves the right to reconsider this matter, it intends to continue the current arrangement for the foreseeable future.

        In 2013, as part of its ongoing review of its corporate governance practices, your Board appointed Mr. Kerr to serve as our Lead Independent Director. We believe that having a combined Chairman and CEO, Board committees comprised entirely of independent directors and a Lead Independent Director currently provides the best Board leadership structure for RCM. This structure, together with our other strong corporate governance practices, provides robust independent oversight of management while ensuring clear strategic alignment throughout the Company. Specifically, Mr. Kopyt proposes strategic priorities to the Board (with input from the Lead Independent Director), communicates the Board's guidance to management, and is ultimately responsible for implementing the Company's key strategic initiatives.

        Our Lead Independent Director is an independent director who is elected annually by the independent members of the Board. Robert B. Kerr, a member of the Board since 1994 and the Chairman of the Board's Audit Committee, currently serves as our Lead Independent Director. Our Lead Independent Director: (i) presides at all meetings of the Board at which the Chairman is not present including presiding at executive sessions of the Board (without management present) at every regularly scheduled Board meeting, (ii) serves as a liaison between the Chairman of the Board (and management) and the independent directors, (iii) approves meeting agendas, time schedules and other information provided to the Board, and (iv) is available for direct communication and consultation with major stockholders upon request. RCM's Lead Independent Director also has the authority to call meetings of the independent directors.

STOCKHOLDER PROPOSALS

        We have two separate and distinct processes concerning the submission of stockholder proposals:

Proposals to be Included in Our Proxy Statement

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by July 3, 2014, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the SEC governing stockholder proposals.

Advance Notice Procedures

        If a stockholder desires to nominate someone for election to your Board, the stockholder must follow the applicable procedures under law or as outlined in our Bylaws. Our Bylaws provide that in order to nominate someone for election to your Board at an annual meeting of stockholders, written notice of the proposed nomination must be received by the Corporate Secretary of RCM not less than 150 days prior to that year's annual meeting of stockholders. The notice must contain information required by our Bylaws regarding the stockholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations.

        Stockholders are also advised to review our Bylaws, which contain additional requirements about advance notice of director nominations, including the information that must accompany any such stockholder notice.

        Accordingly, in order for a stockholder nomination to be considered at the 2014 annual meeting of stockholders, a written notice of the proposal or the nomination, which includes the information required by our bylaws, must be received by the Corporate Secretary of RCM at the principal executive offices of RCM no later than July 8, 2014 (assuming that the 2014 annual meeting of stockholders is held on December 5, 2014, the anniversary of the 2013 Annual Meeting).

        In addition, if we do not receive notice of your stockholder proposal by September 16, 2014, the proposal will be deemed "untimely" for purposes of Rule 14a-4(c) of the Securities Exchange Act of 1934 and the persons named as proxies in next year's proxy materials will be entitled to vote in their discretion with respect to the proposal.

        A copy of the full text of our Bylaw provisions may be obtained upon written request to the Corporate Secretary of RCM at our principal place of business.

OTHER MATTERS

General

        Your Board does not intend to present any business at the 2013 Annual Meeting other than the matters described in this proxy statement. If any other matters are properly presented for action at the 2013 Annual Meeting, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of your Board or a properly authorized committee thereof.

IRS No. 19 Group Proposals

        In the Notice, the IRS No. 19 Group provided written notice to RCM of its intent to present proposals at the 2013 Annual Meeting to adopt amendments to the Bylaws to (1) declassify the Board beginning with the 2014 annual meeting of stockholders and (2) provide for majority voting in the election of directors at uncontested meetings of stockholders, preserving plurality voting in the election of directors at contested meetings of stockholders.

        As discussed below, on October 18, 2013, your Board, seeking to respond to stockholder input, including that of the IRS No. 19 Group, and have RCM conform to recognized best practices in corporate governance, took action amending the Bylaws to substantially implement each of these proposals. Accordingly, given that these proposals have been substantially implemented, RCM does not believe they are currently proper matters to be brought before 2013 Annual Meeting for consideration and does not intend to have stockholders vote on these matters at the 2013 Annual Meeting.

  The Board's Implementation of the Declassification Proposal

        Since our 2012 annual meeting, your Board has performed a comprehensive review of RCM's corporate governance practices as part of our continuing effort to enhance our corporate governance practices and strengthen the functioning of the Board and its ability to serve the long-term interests of stockholders. In connection with this review, your Board considered the issue of board declassification and the views of stockholders, including the IRS No. 19 Group, with respect to why board declassification is in the best interest of stockholders. In light of the general trend in recent years of public companies declassifying their boards and considering stockholder feedback on the issue, your Board, at its meeting on October 18, 2013, approved an amendment to our Bylaws to provide that directors will, beginning with the 2013 Annual Meeting, be elected to one-year terms and to serve until their successors have been elected and qualified. The commencement of the process to declassify the Board did not affect the terms of directors who had previously been elected. Accordingly, under this approach, the director nominees of the class standing for election at the 2013 Annual Meeting will be elected to one-year terms, but the directors in the two remaining classes would serve out the remainder of their three-year terms until the 2014 and 2015 annual meetings, respectively.

        Your Board recognizes, based on our recent discussions with the IRS No. 19 Group and the language of its proposal, that the IRS No. 19 Group would have preferred that we delay the implementation of your Board's declassification until the 2014 annual meeting so that nominees proposed for election at the 2013 Annual Meeting, including those proposed by the IRS No. 19 Group, if elected, would serve for a three-year term and, accordingly, would not need to stand for re-election until the 2016 annual meeting. However, your Board believes that such a self-interested demand runs counter to most accepted notions of good corporate governance which hold that annual director elections improve the accountability of directors to stockholders. Your Board believes that by commencing your Board's declassification at the 2013 Annual Meeting, your Board has implemented the essential objective of the board declassification proposed by the IRS No. 19 Group which is that directors be elected on an annual basis.

        Since your Board, in amending the Bylaws on October 18, 2013, has already taken action to address the underlying concern and essential objective of the proposal, which is that, in order to enhance the accountability of directors to stockholders, directors be elected on an annual basis, your Board believes that this proposal has already been substantially implemented. Accordingly, given that this proposal has been substantially implemented, RCM does not believe it is currently a proper matter to be brought before 2013 Annual Meeting for consideration and does not intend to have stockholders vote on this matter at the 2013 Annual Meeting.

  Majority Voting Proposal

        On October 18, 2013, your Board amended the Bylaws to provide for majority voting in the election of directors at uncontested meetings of stockholders, preserving plurality voting in the election of directors at contested meetings of stockholders. Specifically, our Bylaws now provide that, in an uncontested election, a nominee for director is elected only if such nominee receives the affirmative vote of the majority of the votes cast with respect to such candidate at any meeting for the election of directors at which a quorum is present (meaning that the votes cast "for" a candidate's election must exceed the votes cast "against" that candidate's election). The majority voting standard would not apply in contested elections, which means an election in which (i) the Company receives a notice that a stockholder has nominated a person for election to the Board in compliance with the Bylaws, (ii) such nomination has not been withdrawn by such stockholder on or before the tenth day before the Company first mails its notice of meeting for such meeting to the stockholders, and (iii) the number of director nominees exceeds the number of directors to be elected at the meeting.

        Since your Board, in amending the Bylaws on October 18, 2013, has already taken action to address the underlying concern and essential objective of the proposal, which is that, directors be elected by majority vote at uncontested meetings of stockholders, preserving plurality voting at contested meetings, your Board believes that this proposal has already been substantially implemented. Accordingly, given that this proposal has been substantially implemented, RCM does not believe it is currently a proper matter to be brought before 2013 Annual Meeting for consideration and does not intend to have stockholders vote on this matter at the 2013 Annual Meeting.

By Order of the Board of Directors,

Kevin D. Miller Secretary
October 30, 2013

ALL STOCKHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD, WHICH WAS OR WILL BE MAILED TO YOU ON OR ABOUT OCTOBER 31, 2013.

 IMPORTANT

        Your vote at this year's 2013 Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

        THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE IRS NO. 19 GROUP OR ANY PERSON OTHER THAN RCM, EVEN AS A PROTEST VOTE AGAINST THE IRS NO. 19 GROUP OR THE IRS NO. 19 GROUP'S NOMINEES. Any proxy you sign from the IRS No. 19 Group for any reason could invalidate previous WHITE proxy cards sent by you to support RCM's Board of Directors.

        Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the 2013 Annual Meeting as described in this proxy statement.

If you have questions, require assistance with voting your WHITE proxy card or need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
 TOLL-FREE (800) 322-2885

 ANNEX A

 INFORMATION CONCERNING PERSONS WHO ARE PARTICIPANTS IN
RCM'S SOLICITATION OF PROXIES FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

        Unless otherwise noted, capitalized terms used but not defined in this Annex A shall have the meanings ascribed to them in the proxy statement to which this Annex A is attached. Under applicable SEC rules and regulations, members of your Board, your Board's director nominees, and executive officers of RCM are deemed to be "participants" with respect to RCM's solicitation of proxies from stockholders in connection with the 2013 Annual Meeting.

Directors and Nominees

        The following table sets forth the names and business addresses of our current directors and director nominees who are all deemed to be "participants" in our solicitation under applicable SEC rules and regulations. The principal occupation or employment of each director or nominee who may be deemed to be a participant is set forth in the section of the proxy statement entitled "Proposal No. 1: Election of Directors."

Name	Business Address
Leon Kopyt	RCM Technologies, Inc 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109
Maier O. Fein	RCM Technologies, Inc. 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109
Michael E.S. Frankel	RCM Technologies, Inc. 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109
Robert B. Kerr	RCM Technologies, Inc. 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109
Richard D. Machon	RCM Technologies, Inc. 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109
Lawrence Needleman	RCM Technologies, Inc. 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109
S. Gary Snodgrass	RCM Technologies, Inc. 2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey 08109

Officers and Employees

        The following table sets forth the names of our executive officers (other than Mr. Kopyt who is listed above) who are deemed to be "participants" in our solicitation under applicable SEC rules and regulations. The principal occupation of each person listed below refers to such person's position with

RCM, and the business address of RCM is 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109

Name	Principal Occupation
Kevin D. Miller	Chief Financial Officer

Information Regarding Ownership of RCM's Securities by Participants

        Except as described in this Annex A or otherwise in this proxy statement, none of the persons listed above in "Directors and Nominees" and "Officers and Employees" owns any debt or equity security issued by RCM of record that he or she does not also own beneficially. The number of shares of RCM's common stock beneficially owned by certain of the persons listed above in "Directors and Nominees" and "Officers and Employees," as of October 11, 2013, is set forth in the section of the proxy statement entitled "Security Ownership of Certain Beneficial Owners and Management."

Information Regarding Transactions Involving RCM's Securities by Participants

        The following table reflects all transactions within the last two fiscal years.

Name	Date	Transaction Description	Number of Shares Acquired (Disposed of)
Leon Kopyt	11/16/2012	Received restricted shares as employment compensation	40,000
Leon Kopyt	12/5/2012	Exercised options to purchase shares	150,000
Leon Kopyt	12/5/2012	Delivered shares to Company to pay the exercise price for options being exercised	(100,551)
Maier O. Fein	11/16/2012	Received restricted shares as compensation for Board service	5,000
Maier O. Fein	8/20/2013	Purchased shares in market	1,000
Robert B. Kerr	11/16/2012	Received restricted shares as compensation for Board service	10,000
Robert B. Kerr	12/5/2012	Exercised options to purchase shares	25,000
Robert B. Kerr	12/5/2012	Delivered shares to Company to pay the exercise price for options being exercised	(16,640)
Robert B. Kerr	12/17/2012	Exercised options to purchase shares	5,000
Richard D. Machon	11/16/2012	Received restricted shares as compensation for Board service	10,000
Richard D. Machon	12/11/2012	Exercised options to purchase shares	10,000
Lawrence Needleman	6/3/2011	Exercised options to purchase shares	1,000
Lawrence Needleman	11/16/2012	Received restricted shares as compensation for Board service	10,000
Lawrence Needleman	12/11/2012	Exercised options to purchase shares	9,000
Lawrence Needleman	12/11/2012	Delivered shares to Company to pay the exercise price for options being exercised	(2,487)
S. Gary Snodgrass	11/16/2012	Received restricted shares as compensation for Board service	10,000
S. Gary Snodgrass	12/5/2012	Exercised options to purchase shares	10,000
S. Gary Snodgrass	12/5/2012	Delivered shares to Company to pay the exercise price for options being exercised	(5,488)
Kevin D. Miller	11/16/2012	Received restricted shares as employment compensation	35,000
Kevin D. Miller	12/5/2012	Exercised options to purchase shares	75,000
Kevin D. Miller	12/5/2012	Delivered shares to Company to pay the exercise price for options being exercised	(50,275)

Miscellaneous Information Regarding Participants

        Except as described in this Annex A or this proxy statement, neither any participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since January 3, 2010, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) RCM was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant, associate or immediate family member had or will have a direct or indirect material interest. Furthermore, except as described in this Annex A or elsewhere in this proxy statement, (a) no participant or any of their respective associates directly or indirectly beneficially owns any securities of RCM or any securities of any parent or subsidiary of RCM and (b) no participant owns any securities of RCM of record that such participant does not own beneficially.

        Except as described in this Annex A or this proxy statement:

  •
  No participant or any of their respective associates has any arrangements or understandings with any person with respect to any future employment by RCM or any of its affiliates or any future transaction to which RCM or any of its affiliates will or may be a party;

  •
  No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of RCM, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

  •
  No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2013 Annual Meeting other than, with respect to each of the Board's nominees, such nominee's interest in election to the Board; and

  •
  There are no material proceedings in which any director or executive officer of RCM is a party adverse to RCM or any of its subsidiaries, or has a material interest adverse to RCM or any of its subsidiaries.

        Except as described in this Annex A or this proxy statement, and excluding any director or executive officer of RCM acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2013 Annual Meeting.

 ANNEX B

TEXT OF PROPOSAL NO. 5

        (STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY THAT THE BOARD'S CHAIRMAN BE AN INDEPENDENT DIRECTOR ACCORDING TO THE DEFINITION SET FORTH IN THE NASDAQ LISTING STANDARDS)

        "RESOLVED, that the stockholders of RCM Technologies, Inc. request that the Board of Directors (the "Board") of the Company adopt a policy that the Board's Chairman be an independent director according to the definition set forth in the NASDAQ listing standards."

        The following is the definition of "independent director" set forth in Rule 5606 of the NASDAQ listing standards:

  "'Independent Director' means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, "Family Member" means a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home. The following persons shall not be considered independent:

    (A)
    a director who is, or at any time during the past three years was, employed by the Company;

    (B)
    a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

    (i)
    compensation for board or board committee service;

    (ii)
    compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

    (iii)
    benefits under a tax-qualified retirement plan, or non-discretionary compensation.

    Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

    (C)
    a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

    (D)
    a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

    (i)
    payments arising solely from investments in the Company's securities; or

    (ii)
    payments under non-discretionary charitable contribution matching programs.

    (E)
    a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

    (F)
    a director who is, or has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

    (G)
    in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee."

RCM TECHNOLOGIES, INC. WHITE PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the annual meeting date. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY TELEPHONE – 1-888-693-8683 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the annual meeting date. Have your proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: RCM Technologies, Inc., c/o Corporate Election Services, PO Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE PROXY STATEMENT AND OUR 2012 ANNUAL REPORT ARE AVAILABLE AT HTTP://WWW.VIEWOURMATERIAL.COM/RCM If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. The Board of Directors recommends you vote FOR the following: 1. Election of Directors: Nominees (1) Robert B. Kerr (2) Michael E. S. Frankel FOR ALL WITHHELD ALL FOR ALL EXCEPT** **To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of our Audit Committee’s selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2013. FOR AGAINST ABSTAIN 3. Advisory vote for the approval of the compensation of our named executive officers for 2012. FOR AGAINST ABSTAIN The Board of Directors recommends you vote 1 YEAR on the following: 4. Advisory vote on the frequency of an advisory vote on the compensation of our named executive officers. 1 YEAR 2 YEARS 3 YEARS ABSTAIN The Board of Directors recommends you vote AGAINST proposal 5. 5. Stockholder proposal requesting that our Board adopt a policy that its Chairman be an independent director according to the definition set forth in the NASDAQ listing standards (if introduced at the Annual Meeting). FOR AGAINST ABSTAIN NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Stockholder Signature Date Title Stockholder (Joint Owner) Signature Date Title Please sign this Proxy exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign. When shares are held by more than one person, all should sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. CONTROL NUMBER Continued on the reverse side

RCM TECHNOLOGIES, INC. 2500 McClellan Avenue, Suite 350 Pennsauken, NJ 08109-4613 PROXY FOR 2013 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder appoints Leon Kopyt and Kevin D. Miller, and each of them, individually, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution in each of them, to vote, and otherwise act on behalf of the undersigned with respect to, all shares of Common Stock of RCM Technologies, Inc. (“RCM”) held of record by the undersigned as of October 18, 2013, at the Annual Meeting of Stockholders of RCM to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, on Thursday, December 5, 2013, at 6:00 p.m. local time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), upon the following matters, which are described in RCM’s Proxy Statement for the Annual Meeting. RCM’s Board of Directors recommends a vote “FOR ALL” the director nominees, a vote “FOR” proposals 2 and 3, a vote for “1 YEAR” with respect to proposal 4 and a vote “AGAINST” proposal 5. The undersigned stockholder further hereby ratifies all that the said attorneys and proxies may do by virtue hereof. In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon all other matters that properly come before the Annual Meeting subject to the conditions described in RCM’s Proxy Statement for the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors’ recommendations. If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. The undersigned stockholder hereby revokes any other proxy heretofore executed by the undersigned for the Annual Meeting and acknowledges receipt of the Notice of 2013 Annual Meeting of Stockholders and Proxy Statement dated October 30, 2013 and the Annual Report to Stockholders furnished in connection therewith. TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on the reverse side

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GENERAL INFORMATION
BACKGROUND OF THE PROXY CONTEST
PROPOSAL 1
ELECTION OF DIRECTORS
OUR EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
Compensation Committee
Lawrence Needleman (Chair) Robert B. Kerr S. Gary Snodgrass
Director Compensation Table
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
BOARD MEETINGS AND COMMITTEES
PROPOSAL 2
RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 5
STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY THAT THE CHAIRMAN OF YOUR BOARD BE AN INDEPENDENT DIRECTOR ACCORDING TO THE DEFINITION SET FORTH IN THE NASDAQ LISTING STANDARDS
REPORT OF THE AUDIT COMMITTEE
CORPORATE GOVERNANCE MATTERS
STOCKHOLDER PROPOSALS
OTHER MATTERS
IMPORTANT
  ANNEX A
INFORMATION CONCERNING PERSONS WHO ARE PARTICIPANTS IN RCM'S SOLICITATION OF PROXIES FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
  ANNEX B
TEXT OF PROPOSAL NO. 5